[GRAPHIC OMITTED]

                                S E L I G M A N
                                ---------------

                                  TIME HORIZON/
                                    HARVESTER
                                  SERIES, INC.

                          Seligman Time Horizon 30 Fund

                          Seligman Time Horizon 20 Fund

                          Seligman Time Horizon 10 Fund

                            Seligman Harvester Fund

                                  Annual Report

                                December 31, 2001

                              -------------------

                                Asset Allocation

                               Strategies Seeking

                                 to Manage Risk

                                    Over Time




                                               [GRAPHIC OMITTED]
                                             J. & W. SELIGMAN & CO
                                                  INCORPORATED
                                                ESTABLISHED 1864

SELIGMAN - TIMES CHANGE . . . VALUES ENDURE

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today's investors seek their long-term financial goals.

[PICTURE OMITTED]
James, Jesse, and Joseph Seligman, 1870

Times Change . . .

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 138 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 - today, the nation's largest diversified publicly-traded closed-end investment company - Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that professional investment management could have in building wealth for individual investors and launched its first mutual fund in 1930. In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.

.. . . Values Endure

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.


                                Table of Contents

To the Shareholders. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

Interview With Your Portfolio Manager. . . . . . . . . . . . . . . . . . . .   2

Benchmark Descriptions . . . . . . . . . . . . . . . . . . . . . . . . . . .   4

Index and Average Returns. . . . . . . . . . . . . . . . . . . . . . . . . .   5

Performance Overview . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6

Portfolios of Investments. . . . . . . . . . . . . . . . . . . . . . . . . .  14

Statements of Assets and Liabilities . . . . . . . . . . . . . . . . . . . .  16

Statements of Operations . . . . . . . . . . . . . . . . . . . . . . . . . .  17

Statements of Changes in Net Assets. . . . . . . . . . . . . . . . . . . . .  18

Notes to Financial Statements. . . . . . . . . . . . . . . . . . . . . . . .  20

Financial Highlights . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

Report of Independent Auditors . . . . . . . . . . . . . . . . . . . . . . .  29

Federal Tax Status of 2001 Gain Distributions
  for Taxable Accounts and For More
  Information. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30

Directors and Officers of the Fund . . . . . . . . . . . . . . . . . . . . .  31

Glossary of Financial Terms. . . . . . . . . . . . . . . . . . . . . . . . .  35

TO THE SHAREHOLDERS



The past fiscal year was a challenging one for US and global equity markets.
The US economy slowed dramatically, and in the third quarter of 2001, the growth rate of gross domestic product (GDP) entered negative territory. In November, the National Bureau of Economic Research (NBER) declared that, by its measurements, the economy had entered a recession in March 2001. All major stock market averages delivered a second straight year of negative returns. Global stock markets were also down significantly. Bond markets, on the other hand, delivered strong performances.

Within this difficult environment, all the Funds in the Seligman Time Horizon/Harvester Series posted negative results. However, Seligman Time Horizon 30 Fund and Seligman Time Horizon 20 Fund - both invested exclusively in equity funds - significantly outperformed the broad market, as measured by the S&P 500. Seligman Time Horizon 10 Fund also outperformed the S&P 500, but significantly underperformed the bond markets. We were somewhat disappointed with the return delivered by Seligman Harvester Fund, which has a 40% exposure to bonds. This underperformance was primarily the result of the Fund's weighting in high-yield bonds.

While the past year was certainly difficult, we believe the events and market conditions of 2001 underscore the importance of a long-term strategy, and the usefulness of a multi-discipline investment approach that manages risk based on an investor's time frame. Short-term movements in the market are impossible to predict. When the markets reopened on September 17, following the four-day closure forced by the terrorist attacks, a wave of selling ensued. In one week, all major US stock market averages were down more than 10%. The markets hit bottom on September 21 and subsequently rallied in the fourth quarter of 2001. Rather than trying to time such short-term swings, Seligman Time Horizon/Harvester Series offers investors a multi-discipline approach, based on intensive proprietary research, that is geared for different investment time frames.

Looking ahead, we believe that the fourth-quarter stock market rally is the beginning of a longer-term trend, and that equity markets are poised to deliver stronger returns in 2002. The Fed has cut its key federal funds target rate from 6.50% at the beginning of the year to 1.75% at year-end - an extraordinary cut of more than 70%. In addition, Congress has approved a significant tax cut, energy prices have declined, home prices have remained remarkably stable, and consumer confidence remains strong.

As always, uncertainties remain, particularly with respect to the ongoing global war on terrorism. However, we continue to believe in the long-term success and resiliency of the financial markets, and continue to encourage shareholders to work on achieving their financial goals by working closely with their financial advisors. Maintaining a long-term strategy implemented by a professional can take much of the emotion out of investing. As many investors may have learned in the days that followed the reopening of the financial markets on September 17, making financial decisions based on short-term events and emotions can negatively impact an otherwise sound investment strategy.

Thank you for your support of Seligman Time Horizon/Harvester Series. We look forward to serving your investment needs for many years to come.

By order of the Board of Directors,


/s/ William C.  Morris
William C.  Morris
Chairman

                                                              /s/  Brian T. Zino
                                                                   Brian T. Zino
                                                                       President


February 15, 2002

INTERVIEW WITH YOUR PORTFOLIO MANAGER

Charles W.  Kadlec

Q: How did Seligman Time Horizon/Harvester Series perform for the fiscal year ended December 31, 2001?

A: The year 2001 proved to be another difficult year for equity investors. The broad market, as measured by the Standard & Poor's Composite Stock Index (S&P 500), was down 11.88%. Technology stocks, for the second year in a row, continued to be among the worst performers, with the Nasdaq Composite Index losing 21.05% of its value. Bonds fared considerably better - the Lehman Brothers Government/Credit Index delivered a positive total return of 8.50%, while the CSFB High Yield Index delivered 6.11%.

     In this very difficult environment for equities, we were generally pleased with the performances delivered by the Funds, particularly for our equity-heavy Funds. Both all-equity fund portfolios - Seligman Time Horizon 30 and Seligman Time Horizon 20 - outperformed the S&P 500 by a considerable degree. Time Horizon 30 returned -7.47% and Time Horizon 20 returned -9.52%, based on the net asset value of Class A shares. Time Horizon 10 was also ahead of the broad equity market with a total return of -10.69% based on the net asset value of Class A shares. However, with its 20% allocation to fixed income, we were disappointed that it lagged bond market returns by a wide margin. The most disappointing return came from Seligman Harvester Fund, which was down 14.64% for the year based on the net asset value of Class A shares.

Q: This is the second year in a row that equity investors suffered negative returns. Do you believe the Funds should allocate more money to bonds, which have recently delivered better performances?

A: Absolutely not. We believe, and our research has shown, that one of the biggest mistakes investors make is chasing past performance. There is no way to know which market sectors will be the best performers next year. What we do know are the risk/reward characteristics that different asset classes have had over past time periods. We use this information to offer investors a sound multi-discipline investment approach for their individual investment time frames. In fact, the need for a sophisticated, yet simple way to implement a strategic approach to accumulating assets for wealth builders and managing risk for those who have begun to draw on their assets has seldom been as apparent as it is today. The experience of the past two years has once again demonstrated the importance of having a strategy or plan, the prudence of diversification, and the value of having a financial advisor to assist the individual investor in successfully implementing that plan.

Q: What is a multi-discipline approach and how does it benefit individual investors?

A: A multi-discipline approach offers access to a broad array of asset classes, which are weighted based on time horizons. Investors who take advantage of a multi-discipline approach, such as is offered through the Series, benefit from always having exposure to the various investment disciplines - from large-cap value and growth to emerging markets and fixed income - that our long-term research has indicated are appropriate for their investment time frames.

     For example, in 2001 emerging-market stocks held up better than many would have thought, given the depth of the global recession. And small-cap value stocks posted the best returns of any asset class. Our research dictated exposure to both areas for all the Funds in the Series, except for Harvester. Because the Series employs a multi-discipline approach, shareholders in Horizon 30, 20, and 10 were all investors in emerging markets and small-cap value during this time. Investors who were not taking advantage of such a discipline may very well have decided to "play it safe" at the beginning of what looked like an uncertain year and keep all their money in large-cap US stocks. This would almost certainly have been an unfortunate decision. A multi-discipline approach can allow investors to be in the right place at the right time.

Q: Of all the Funds in the Series, Seligman Harvester Fund has the highest allocation - 40% - to bonds. What caused the Fund to lag the bond market as it did?

A: Seligman Harvester Fund's heavy allocation to Seligman High-Yield Bond Fund detracted from Harvester Fund's overall performance significantly. While high-yield bonds as an asset class delivered

INTERVIEW WITH YOUR PORTFOLIO MANAGER

Charles W.  Kadlec


     strong returns over the past year, Seligman High-Yield Bond Fund underperformed the high-yield bond market as a whole. This was due to High-Yield Bond Fund's overweighting in telecommunications, which delivered poor performance over the course of the year. High-Yield Bond Fund has, however, lowered its exposure to these issues, raised its average credit quality, and increased the portfolio's diversification. We have also made some changes to the design of the overall Series, which we believe will particularly benefit Seligman Harvester Fund.

Q:   What changes have you made to the design of the Series?

A: We recently introduced some important enhancements to Seligman Time Horizon 10 Fund and Seligman Harvester Fund in an effort to provide a better overall balance between risk and return. In Seligman Time Horizon 10, we eliminated the Fund's exposure to government bonds and gained exposure to investmentgrade fixed income. In Seligman Harvester Fund, we reduced exposure to high-yield bonds and allocated a portion of the Fund's assets to investment-grade fixed income. In addition, we slightly increased the Fund's exposure to Seligman Growth Fund and Seligman Large-Cap Value Fund, while slightly reducing its exposure to Seligman Common Stock Fund.

Q:   Which sectors had the greatest positive impact on the Funds' performances?

A: Time Horizon 30, 20, and 10 Funds all benefited from their exposure to small-cap value stocks, which was one of the few areas of the equity markets to deliver strong returns during the past fiscal year. Time Horizon 30, 20, and 10 also benefited from exposure to Seligman Communications and Information Fund. During 2001, the technology sector was one of the worst-performing areas of the market and suffered steep losses, but Seligman Communications and Information Fund was able to deliver a positive total return as a result of its long-standing and disciplined approach to investing. Regardless of the day-to-day emotions in the market, Seligman Communications and Information Fund has steadfastly focused on finding growth at a reasonable price. This style has allowed the Fund to avoid many of the sharp stockprice declines of companies that had previously traded at extremely high multiples.

     Time Horizon 10 Fund and Harvester Fund both benefited from their exposure to US government securities. During the past year, fixed income, particularly high-grade bonds, significantly outperformed stocks.

Q:   Which sectors of the equity markets detracted from performance?

A: In 2001, few areas of the market delivered positive performance, and the Series was, of course, adversely affected by these difficult market conditions. In relative terms, growth stocks suffered more than value stocks, and large-company stocks fared worse than smaller-company stocks. Global stocks in general delivered poor performance. The performance of emerging market stocks, however, was relatively strong, but was still negative.

Q:   What is your outlook?

A: Throughout the world, interest rates have been lowered, tax rates are falling, energy prices have declined, and freer trade is on the horizon. These positives should allow for economic and stock market recoveries around the globe, and we continue to believe that exposure to global stock markets is an important part of any sound investment plan. We are convinced that investors who have clearly defined goals and time horizons, and who work with a financial advisor to achieve those goals, will be rewarded as the global economy recovers.


Portfolio Management

Seligman Time Horizon/Harvester Series is managed by Charles W. Kadlec. Mr. Kadlec has been a Managing Director of J. & W. Seligman & Co. Incorporated since January 1992 and Chief Investment Strategist for Seligman Advisors since April 1997. Mr. Kadlec is the architect of several investment strategies, chief among them Seligman Time Horizon Matrix and Seligman Harvester.

BENCHMARK DESCRIPTIONS



Composite indices and averages were created by the Manager using widely recognized benchmarks and established Lipper averages. These benchmarks were selected because the Manager believes they correlate, based on asset class, to the underlying Seligman Funds in which each Fund invests. The composites use the same allocations to each asset class targeted by each Fund in the Seligman Time Horizon/Harvester Series. These composites are used in the charts and tables that follow. The composites exclude the effects of sales charges. Investors cannot invest directly in a composite index or average.

COMPOSITE BENCHMARKS

THE HORIZON 30 COMPOSITE INDEX consists of the following indices: 30% Russell 2000 Index (US Small-Cap Stocks), 30% Russell Midcap Index (US Midcap Stocks), 10% S&P 500 Composite Stock Index (US Large-Cap Stocks), 15% Salomon Smith Barney Emerging Markets Index World Ex US (International Small-Company Stocks), 10% MSCI Emerging Markets Free Index (Emerging Market Stocks), 5% MSCI EAFE Index (International Large-Cap Stocks).

THE HORIZON 20 COMPOSITE INDEX consists of the following indices: 25% Russell 2000 Index, 25% Russell Midcap Index, 20% S&P 500 Composite Stock Index, 10% Salomon Smith Barney Emerging Markets Index World Ex US, 10% MSCI Emerging Markets Free Index, 10% MSCI EAFE Index.

THE HORIZON 10 COMPOSITE INDEX consists of the following indices: 15% Russell 2000 Index, 25% Russell Midcap Index, 20% S&P 500 Composite Stock Index, 5% Salomon Smith Barney Emerging Markets Index World Ex US, 5% MSCI Emerging Markets Free Index, 10% MSCI EAFE Index, 15% Salomon Brothers Long-Term High Grade Corporate Bond Total Return Index (US Corporate Bonds), 5% Ibbotson Long-Term Government Bond Index (Long-Term Government Bonds).

THE HARVESTER COMPOSITE INDEX consists of the following indices: 10% Russell Midcap Index, 35% S&P 500 Composite Stock Index, 15% Morgan Stanley Capital International Europe Australasia Far East Index, 30% Salomon Brothers Long- Term High Grade Corporate Bond Total Return Index, 10% Ibbotson Long-Term Government Bond Index.

LIPPER COMPOSITE INDICES

THE LIPPER COMPOSITE AVERAGE FOR TIME HORIZON 30 FUND consists of the following Lipper Averages: 3% Small Cap Growth Funds Average, 13% Small Cap Value Funds Average, 16% Science & Technology Funds Average, 22% Multi Cap Growth Funds Average, 3% Large Cap Growth Funds Average, 3% Large Cap Value Funds Average, 10% Emerging Markets Fund Average, 25% Global Small Companies Funds Average, 5% International Funds Average.

THE LIPPER COMPOSITE AVERAGE FOR TIME HORIZON 20 FUND consists of the following Lipper Averages: 3% Small Cap Growth Funds Average, 12% Small Cap Value Funds Average, 10% Science & Technology Funds Average, 20% Multi Cap Growth Funds Average, 9% Large Cap Growth Funds Average, 9% Large Cap Value Funds Average, 10% Emerging Markets Funds Average, 17% Global Small Companies Funds Average, 10% International Funds Average.

THE LIPPER COMPOSITE AVERAGE FOR TIME HORIZON 10 FUND consists of the following Lipper Averages: 3% Small Cap Growth Funds Average, 6% Small Cap Value Funds Average, 10% Science & Technology Funds Average, 20% Multi Cap Growth Funds Average, 9% Large Cap Growth Funds Average, 9% Large Cap Value Funds Average, 5% Emerging Markets Funds Average, 8% Global Small Companies Funds Average, 10% International Funds Average, 15% High Yield Funds Average, 5% US Government Bond Funds Average.

THE LIPPER COMPOSITE AVERAGE FOR HARVESTER FUND consists of the following Lipper
Averages: 10% Multi Cap Growth Funds Average, 9% Large Cap Growth Funds Average, 9% Large Cap Value Funds Average, 15% Equity Income Funds Average, 5% Global Funds Average, 12% International Funds Average, 30% High Yield Funds Average, 10% US Government Bond Funds Average.

INDEX AND AVERAGE RETURNS



                                                                              SINCE
                                                           SIX*      ONE    INCEPTION
For Periods Ended December 31, 2001                      MONTHS*    YEAR    1/10/00**
                                                         --------  -------  ---------
Russell 2000 Index. . . . . . . . . . . . . . . . . . .   (4.09)%    2.49%     (0.03)%
Russell Midcap Index. . . . . . . . . . . . . . . . . .    (3.74)   (5.62)       0.86
S&P 500 Composite Stock Index . . . . . . . . . . . . .    (5.55)  (11.88)     (10.15)
Salomon Smith Barney Emerging Markets Index World Ex US    (8.42)  (15.69)     (10.87)
MSCI EMF Index .. . . . . . . . . . . . . . . . . . . .    (0.74)   (2.37)     (18.62)
MSCI EAFE Index . . . . . . . . . . . . . . . . . . . .    (7.95)  (21.21)     (16.11)
Lehman Brothers Government/Corporate Bond Index . . . .     4.82     8.50       10.24
CSFB High Yield Index . . . . . . . . . . . . . . . . .     1.44     6.11        0.31
Ibbotson Long-Term Government Bond Index. . . . . . . .     4.48     3.70       12.39
Lipper Small Cap Growth Funds Average . . . . . . . . .    (7.35)  (10.79)      (8.68)
Lipper Small Cap Value Funds Average. . . . . . . . . .     1.68    16.39       17.81
Lipper Science & Technology Funds Average . . . . . . .   (17.20)  (37.55)     (35.65)
Lipper Multi Cap Growth Funds Average . . . . . . . . .   (12.06)  (26.06)     (19.07)
Lipper Large Cap Growth Funds Average . . . . . . . . .    (8.79)  (22.94)     (19.19)
Lipper Large Cap Value Funds Average. . . . . . . . . .    (4.69)   (6.68)      (1.14)
Lipper Equity Income Funds Average. . . . . . . . . . .    (3.55)   (5.65)       0.38
Lipper Emerging Markets Funds Average . . . . . . . . .    (2.76)   (2.94)     (17.99)
Lipper Global Small Companies Funds Average . . . . . .    (8.23)  (15.49)     (11.05)
Lipper Global Funds Average . . . . . . . . . . . . . .    (7.05)  (17.36)     (13.41)
Lipper International Funds Average. . . . . . . . . . .    (8.72)  (12.71)     (18.61)
Lipper High Yield Funds Average . . . . . . . . . . . .     0.13     1.79       (3.31)
Lipper US Government Bond Average . . . . . . . . . . .     4.18     6.17        9.01

---------------
*    Not annualized.
**   Annualized.

PERFORMANCE  OVERVIEW

Seligman  Time  Horizon  30  Fund


     This chart compares a $10,000 hypothetical investment made in Seligman Time Horizon 30 Fund Class A shares since the commencement of operations on January 10, 2000, through December 31, 2001, to a $10,000 investment made in the Horizon 30 Composite Index, the Horizon 30 Lipper Composite Average and the S&P 500 Composite Stock Index (S&P 500) for the same period. The results for Seligman Time Horizon 30 Fund Class A shares were determined with and without the initial 4.75% maximum sales charge, and assume that all distributions within the period are invested in additional shares. The performances of Seligman Time Horizon 30 Fund Class B, Class C, and Class D shares are not shown in this chart but are included in the table on page 7. This chart does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. It is important to keep in mind that the Horizon 30 Composite Index, the Horizon 30 Lipper Composite Average, and the S&P 500 exclude the effect of taxes, fees and sales charges.

--------------------------------------------------------------------------------
                                [GRAPHIC OMITTED]

30 Fund      With load  W/O Load  Compos. Index  S&P 500  Lipper
10-Jan-2000       9520     10000          10000    10000   10000
1/31/00*. .       9360      9832           9654     9567    9891
29-Feb-2000      10453     10980          10423     9386   11339
31-Mar-2000      10533     11064          10530    10304   11272
30-Apr-2000       9947     10448           9935     9994   10356
31-May-2000       9387      9860           9583     9789    9718
30-Jun-2000       9987     10490          10088    10030   10596
31-Jul-2000       9507      9986           9816     9873   10283
31-Aug-2000      10373     10896          10439    10487   11180
30-Sep-2000       9867     10364          10055     9933   10604
31-Oct-2000       9187      9650           9702     9891    9945
30-Nov-2000       8012      8416           8902     9112    8635
31-Dec-2000       8360      8782           9433     9156    8972
31-Jan-2001       8977      9429           9803     9481    9417
28-Feb-2001       7985      8388           9170     8617    8255
31-Mar-2001       7302      7670           8578     8070    7426
30-Apr-2001       8186      8599           9230     8698    8205
31-May-2001       8280      8697           9347     8756    8232
30-Jun-2001       8240      8655           9307     8543    8133
31-Jul-2001       7865      8261           8963     8459    7723
31-Aug-2001       7489      7867           8692     7930    7267
30-Sep-2001       6391      6713           7610     7290    6213
31-Oct-2001       6855      7200           7953     7429    6641
30-Nov-2001       7455      7831           8541     7999    7231
31-Dec-2001       7736      8126           8883     8069    7460

     The performances of Class B, Class C, and Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

PERFORMANCE OVERVIEW

SELIGMAN TIME HORIZON 30 FUND


INVESTMENT RESULTS PER SHARE
TOTAL RETURNS
For the Periods Ended December 31, 2001

                                                                                               AVERAGE ANNUAL
                                                                                    ----------------------------------
                                                                                            ONE              SINCE
                                                                     SIX MONTHS*            YEAR          INCEPTION(1)
                                                                   ---------------  --------------------  ------------
CLASS A**
With Sales Charge                                                         (10.62)%              (11.85)%      (12.19)%
Without Sales Charge                                                        (6.11)                (7.47)        (9.97)
CLASS B**
With CDSC***                                                               (11.12)               (12.69)       (12.31)
Without CDSC                                                                (6.66)                (8.32)       (10.57)
CLASS C**
With Sales Charge and CDSC                                                  (8.46)               (10.06)       (11.13)
Without Sales Charge and CDSC                                               (6.66)                (8.32)       (10.69)
CLASS D**
With 1% CDSC                                                                (7.56)                (9.19)          n/a
Without CDSC                                                                (6.66)                (8.32)       (10.69)
BENCHMARKS
Horizon 30 Composite Index(2)                                               (4.65)                (5.78)        (4.83)
Horizon 30 Lipper Composite Average(2)                                      (8.58)               (16.07)       (13.63)
S&P 500(3)                                                                  (5.56)               (11.88)       (10.15)

NET ASSET VALUE                                DECEMBER 31, 2001   JUNE 30, 2001     DECEMBER 31, 2000
                                               ------------------  ---------------  --------------------
CLASS A                                        $             5.51  $         6.15   $              6.24
CLASS B                                                      5.43            6.10                  6.21
CLASS C                                                      5.43            6.10                  6.21
CLASS D                                                      5.43            6.10                  6.21

DIVIDEND AND CAPITAL GAIN (LOSS) INFORMATION
For the Year Ended December 31, 2001

                DIVIDENDS PAID                                                      CAPITAL GAIN (LOSS)
                --------------                                                      --------------------
CLASS A         $        0.031                                     PAID             $             0.210
CLASS B                  0.031                                     REALIZED                       0.050
CLASS C                  0.031                                     UNREALIZED+                   (0.666)
CLASS D                  0.031

     The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future investment results.

     J. & W. Seligman & Co. Incorporated is currently waiving its investment management fee and reimbursing a portion of the Funds expenses pursuant to a contractual undertaking. Absent such waivers and reimbursements, returns would have been lower.

----------------
*    Returns  for  periods  of  less  than  one  year  are  not  annualized.
** Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge
     (CDSC), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
***  The  CDSC  is  5%  for periods of one year or less, and 4% since inception.
(1) Commencement of investment operations for Class A shares was 1/10/00. Class A share returns were computed from the commencement of investment operations. Class B, C, and D shares were offered to the public on 1/10/00, but were first issued at various later dates. Total returns for Class B, C, and D shares of the Fund have been computed from the commencement of investment operations and incorporate the total return of Class A shares of the Fund from the commencement of investment operations through the initial issuance date of each of the other classes of shares, adjusted to reflect the higher expenses associated with the Administration, Shareholder Services and Distribution Plan for those classes that would have been incurred had they first been issued on the commencement of investment operations date. The total returns of Class B, C, and D shares from their individual initial issuance dates would be different, and may be lower, than those shown above. See the Financial Highlights table appearing on page 25 for total returns for each Class of shares from their individual initial issuance dates. Initial issuance dates for Class B, C, and D shares were 4/24/00, 2/8/00, and 2/14/00, respectively.
(2)  See page 4 for benchmark descriptions.
(3) The S&P 500 Composite Stock Index is an unmanaged benchmark that assumes the investment of dividends and excludes the effect of taxes, fees and sales charges. Investors cannot invest directly in an index.
+ Represents the per share amount of net unrealized depreciation of portfolio securities as of December 31, 2001.

PERFORMANCE  OVERVIEW

Seligman Time Horizon 20 Fund


     This chart compares a $10,000 hypothetical investment made in Seligman Time Horizon 20 Fund Class A shares since the commencement of operations on January 10, 2000, through December 31, 2001, to a $10,000 investment made in the Horizon 20 Composite Index, the Horizon 20 Lipper Composite Average, and the S&P 500 Composite Stock Index (S&P 500) for the same period. The results for Seligman Time Horizon 20 Fund Class A shares were determined with and without the initial 4.75% maximum sales charge, and assume that all distributions within the period are invested in additional shares. The performances of Seligman Time Horizon 20 Fund Class B, Class C, and Class D shares are not shown in this chart but are included in the table on page 9. This chart does not reflect the deductions of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. It is important to keep in mind that the Horizon 20 Composite Index, the Horizon 20 Lipper Composite Average, and the S&P 500 exclude the effect of taxes, fees and sales charges.

--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

20 Fund      With load  W/O Load  Compos. Index  S&P 500  Lipper
10-Jan-2000       9520     10000          10000    10000   10000
1/31/00*. .       9453      9930           9560     9567    9845
29-Feb-2000      10280     10798          10181     9386   10990
31-Mar-2000      10493     11022          10407    10304   11083
30-Apr-2000       9947     10448           9848     9994   10284
31-May-2000       9373      9846           9517     9789    9742
30-Jun-2000       9960     10462           9975    10030   10482
31-Jul-2000       9587     10070           9708     9873   10206
31-Aug-2000      10440     10966          10290    10487   11015
30-Sep-2000      10000     10504           9879     9933   10468
31-Oct-2000       9400      9874           9574     9891    9924
30-Nov-2000       8330      8750           8803     9112    8764
31-Dec-2000       8679      9117           9258     9156    9106
31-Jan-2001       9216      9680           9618     9481    9502
28-Feb-2001       8236      8652           8953     8617    8443
31-Mar-2001       7552      7933           8373     8070    7667
30-Apr-2001       8344      8764           9006     8698    8404
31-May-2001       8478      8905           9093     8756    8433
30-Jun-2001       8411      8835           9017     8543    8307
31-Jul-2001       8049      8454           8716     8459    7943
31-Aug-2001       7673      8060           8420     7930    7503
30-Sep-2001       6613      6947           7423     7290    6506
31-Oct-2001       7013      7366           7729     7429    6881
30-Nov-2001       7613      7997           8298     7999    7454
31-Dec-2001       7853      8249           8596     8069    7672

     The performances of Class B, Class C, and Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

PERFORMANCE OVERVIEW

SELIGMAN TIME HORIZON 20 FUND


INVESTMENT RESULTS PER SHARE
TOTAL RETURNS
For the Periods Ended December 31, 2001
                                                                                               AVERAGE ANNUAL
                                                                                    ----------------------------------
                                                                                            ONE              SINCE
                                                                     SIX MONTHS*            YEAR          INCEPTION(1)
                                                                   ---------------  --------------------  ------------
CLASS A**
With Sales Charge                                                         (11.03)%              (13.78)%      (11.52)%
Without Sales Charge                                                        (6.63)                (9.52)        (9.29)
CLASS B**
With CDSC***                                                               (11.49)               (14.67)       (11.79)
Without CDSC                                                                (7.06)               (10.40)       (10.05)
CLASS C**
With Sales Charge and CDSC                                                  (8.83)               (12.07)       (10.60)
Without Sales Charge and CDSC                                               (7.06)               (10.40)       (10.16)
CLASS D**
With 1% CDSC                                                                (7.95)               (11.25)          n/a
Without CDSC                                                                (7.06)               (10.40)       (10.16)
BENCHMARKS
Horizon 20 Composite Index(2)                                               (4.78)                (7.09)        (6.15)
Horizon 20 Lipper Composite Average(2)                                      (7.91)               (15.09)       (12.41)
S&P 500(3)                                                                  (5.56)               (11.88)       (10.15)

NET ASSET VALUE                                DECEMBER 31, 2001   JUNE 30, 2001    DECEMBER 31, 2000
                                               ------------------  ---------------  --------------------
CLASS A                                        $             5.59  $         6.27   $              6.47
CLASS B                                                      5.48            6.18                  6.41
CLASS C                                                      5.48            6.18                  6.41
CLASS D                                                      5.48            6.18                  6.41

DIVIDEND AND CAPITAL GAIN (LOSS) INFORMATION
For the Year Ended December 31, 2001

                  DIVIDENDS PAID                                                    CAPITAL GAIN  (LOSS)
                  --------------                                                    --------------------
CLASS A           $        0.031                                   PAID             $             0.212
CLASS B                    0.031                                   REALIZED                       0.056
CLASS C                    0.031                                   UNREALIZED+                   (0.760)
CLASS D                    0.031

     The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future investment results.

     J. & W. Seligman & Co. Incorporated is currently waiving its investment management fee and reimbursing a portion of the Funds expenses pursuant to a contractual undertaking. Absent such waivers and reimbursements, returns would have been lower.

----------------
*    Returns for periods of less than one year are not annualized.
** Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge
     (CDSC), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
***  The  CDSC  is  5%  for periods of one year or less, and 4% since inception.
(1) Commencement of investment operations for Class A shares was 1/10/00. Class A share returns were computed from the commencement of investment operations. Class B, C, and D shares were offered to the public on 1/10/00, but were first issued at various later dates. Total returns for Class B, C, and D shares of the Fund have been computed from the commencement of investment operations and incorporate the total return of Class A shares of the Fund from the commencement of investment operations through the initial issuance date of each of the other classes of shares, adjusted to reflect the higher expenses associated with the Administration, Shareholder Services and Distribution Plan for those classes that would have been incurred had they first been issued on the commencement of investment operations date. The total returns of Class B, C, and D shares from their individual initial issuance dates would be different, and may be lower, than those shown above. See the Financial Highlights table appearing on page 26 for total returns for each Class of shares from their individual initial issuance dates. Initial issuance dates for Class B, C, and D shares were 3/21/00, 1/18/00, and 1/21/00, respectively.
(2)  See page 4 for benchmark descriptions.
(3) The S&P 500 Composite Stock Index is an unmanaged benchmark that assumes the investment of dividends and excludes the effect of taxes, fees and sales charges. Investors cannot invest directly in an index.
+ Represents the per share amount of net unrealized depreciation of portfolio securities as of December 31, 2001.

PERFORMANCE  OVERVIEW

Seligman Time Horizon 10 Fund


     This chart compares a $10,000 hypothetical investment made in Seligman Time Horizon 10 Fund Class A shares since the commencement of operations on January 10, 2000, through December 31, 2001, to a $10,000 investment made in the Horizon 10 Composite Index, the Horizon 10 Lipper Composite Average, and the S&P 500 Composite Stock Index (S&P 500) for the same period. The results for Seligman Time Horizon 10 Fund Class A shares were determined with and without the initial 4.75% maximum sales charge, and assume that all distributions within the period are invested in additional shares. The performances of Seligman Time Horizon 10 Fund Class B, Class C, and Class D shares are not shown in this chart but are included in the table on page 11. This chart does not reflect the deductions of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. It is important to keep in mind that the Horizon 10 Composite Index, the Horizon 10 Lipper Composite Average, and the S&P 500 exclude the effect of taxes, fees and sales charges.

--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

10 Fund      With load  W/O Load  Compos. Index  S&P 500  Lipper
10-Jan-2000       9520     10000          10000    10000   10000
1/31/00*. .       9387      9860          10079     9567    9883
29-Feb-2000      10080     10588          10567     9386   10861
31-Mar-2000      10200     10714          10912    10304   10928
30-Apr-2000       9733     10224          10454     9994   10282
31-May-2000       9400      9874          10166     9789    9802
30-Jun-2000       9973     10476          10578    10030   10476
31-Jul-2000       9693     10182          10412     9873   10256
31-Aug-2000      10467     10994          10971    10487   10973
30-Sep-2000      10120     10630          10640     9933   10501
31-Oct-2000       9547     10028          10443     9891   10010
30-Nov-2000       8556      8988           9834     9112    8934
31-Dec-2000       8852      9298          10277     9156    9208
31-Jan-2001       9376      9848          10638     9481    9599
28-Feb-2001       8489      8917          10064     8617    8655
31-Mar-2001       7858      8254           9521     8070    7956
30-Apr-2001       8583      9016          10080     8698    8595
31-May-2001       8597      9030          10179     8756    8594
30-Jun-2001       8516      8945          10068     8543    8446
31-Jul-2001       8207      8621           9867     8459    8162
31-Aug-2001       7858      8254           9600     7930    7761
30-Sep-2001       6891      7238           8642     7290    6866
31-Oct-2001       7222      7586           8952     7429    7226
30-Nov-2001       7751      8142           9500     7999    7752
31-Dec-2001       7905      8304           9737     8069    7895

     The performances of Class B, Class C, and Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

PERFORMANCE OVERVIEW

SELIGMAN TIME HORIZON 10 FUND


INVESTMENT RESULTS PER SHARE
TOTAL RETURNS
For the Periods Ended December 31, 2001

                                                                                              AVERAGE ANNUAL
                                                                                    ----------------------------------
                                                                                            ONE              SINCE
                                                                     SIX MONTHS*            YEAR          INCEPTION(1)
                                                                   ---------------  --------------------  ------------
CLASS A**
With Sales Charge                                                         (11.63)%              (14.95)%      (11.22)%
Without Sales Charge                                                        (7.17)               (10.69)        (8.98)
CLASS B**
With CDSC***                                                               (11.95)               (15.58)       (11.45)
Without CDSC                                                                (7.57)               (11.38)        (9.71)
CLASS C**
With Sales Charge and CDSC                                                  (9.32)               (13.15)       (10.09)
Without Sales Charge and CDSC                                               (7.57)               (11.38)        (9.65)
CLASS D**
With 1% CDSC                                                                (8.45)               (12.22)          n/a
Without CDSC                                                                (7.57)               (11.38)        (9.77)
BENCHMARKS
Horizon 10 Composite Index(2)                                               (2.77)                (5.33)        (4.05)
Horizon 10 Lipper Composite Average(2)                                      (6.90)               (13.95)       (11.14)
S&P 500(3)                                                                  (5.56)               (11.88)       (10.15)

NET ASSET VALUE                                DECEMBER 31, 2001   JUNE 30, 2001     DECEMBER 31, 2000
                                               ------------------  ---------------  --------------------
CLASS A                                        $             5.55  $         6.34   $              6.59
CLASS B                                                      5.50            6.28                  6.55
CLASS C                                                      5.50            6.28                  6.55
CLASS D                                                      5.50            6.28                  6.55

DIVIDEND AND CAPITAL GAIN (LOSS) INFORMATION
For the Year Ended December 31, 2001

                       DIVIDENDS PAID                                               CAPITAL GAIN (LOSS)
                       --------------                                               --------------------
CLASS A                $         0.13                              PAID             $             0.190
CLASS B                          0.10                              REALIZED                       0.071
CLASS C                          0.10                              UNREALIZED+                   (0.960)
CLASS D                          0.10

     The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future investment results.

     J. & W. Seligman & Co. Incorporated is currently waiving its investment management fee and reimbursing a portion of the Funds expenses pursuant to a contractual undertaking. Absent such waivers and reimbursements, returns would have been lower.

----------------
*    Returns for periods of less than one year are not annualized.
** Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge
     (CDSC), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
***  The  CDSC  is  5%  for periods of one year or less, and 4% since inception.
(1) Commencement of investment operations for Class A shares was 1/10/00. Class A share returns were computed from the commencement of investment operations. Class B, C, and D shares were offered to the public on 1/10/00, but were first issued at various later dates. Total returns for Class B, C, and D shares of the Fund have been computed from the commencement of investment operations and incorporate the total return of Class A shares of the Fund from the commencement of investment operations through the initial issuance date of each of the other classes of shares, adjusted to reflect the higher expenses associated with the Administration, Shareholder Services and Distribution Plan for those classes that would have been incurred had they first been issued on the commencement of investment operations date. The total returns of Class B, C, and D shares from their individual initial issuance dates would be different, and may be lower, than those shown above. See the Financial Highlights table appearing on page 27 for total returns for each Class of shares from their individual initial issuance dates. Initial issuance dates for Class B, C, and D shares were 2/18/00, 3/6/00, and 2/15/00, respectively.
(2)  See  page  4  for  benchmark  descriptions.
(3) The S&P 500 Composite Stock Index is an unmanaged benchmark that assumes the investment of dividends and excludes the effect of taxes, fees and sales charges. Investors cannot invest directly in an index.
+ Represents the per share amount of net unrealized depreciation of portfolio securities as of December 31, 2001.

PERFORMANCE  OVERVIEW

Seligman  Harvester  Fund


     This chart compares a $10,000 hypothetical investment made in Seligman Harvester Fund Class A shares since the commencement of operations on January 10, 2000, through December 31, 2001, to a $10,000 investment made in the Harvester Composite Index, the Harvester Lipper Composite Average, the Lehman Brothers Government/Credit Bond Index, the CSFB High Yield Index, and the S&P 500 Composite Stock Index (S&P 500) for the same period. The results for Seligman Harvester Fund Class A shares were determined with and without the initial 4.75% maximum sales charge, and assume that all distributions within the period are invested in additional shares. The performances of Seligman Harvester Fund Class B, Class C, and Class D shares are not shown in this chart but are included in the table on page 13. This chart does not reflect the deductions of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. It is important to keep in mind that the Harvester Composite Index, the Harvester Lipper Composite Average, the Lehman Brothers Government/Credit Bond Index, the CSFB High Yield Index, and the S&P 500 exclude the effect of taxes, fees and sales charges.

--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

                                                          Salomon Bros.
                                                          LT High Grade
Harvester    With load  W/O Load  Comp. Index  S&P 500  Bond Total Return  Lipper  CSFB
10-Jan-2000       9520     10000        10000    10000              10000   10000  10000
1/31/00*. .       9367      9839        10376     9567              10010    9857  10024
29-Feb-2000       9647     10134        10485     9386              10135   10112  10078
31-Mar-2000       9741     10232        11057    10304              10281   10376   9914
30-Apr-2000       9458      9935        10755     9994              10231   10096   9912
31-May-2000       9323      9793        10553     9789              10221    9894   9755
30-Jun-2000       9648     10134        10866    10030              10430   10174   9941
31-Jul-2000       9564     10046        10804     9873              10541   10096  10028
31-Aug-2000      10094     10603        11226    10487              10689   10514  10106
30-Sep-2000       9890     10388        10919     9933              10730   10248   9995
31-Oct-2000       9507      9987        10883     9891              10797   10031   9697
30-Nov-2000       8855      9302        10545     9112              10982    9425   9347
31-Dec-2000       9045      9501        10811     9156              11198    9694   9492
31-Jan-2001       9349      9821        11085     9481              11387    9983  10050
28-Feb-2001       8769      9211        10597     8617              11504    9496  10171
31-Mar-2001       8224      8639        10162     8070              11557    9022   9990
30-Apr-2001       8614      9049        10575     8698              11470    9403   9896
31-May-2001       8557      8989        10609     8756              11537    9425  10091
30-Jun-2001       8404      8827        10435     8543              11592    9205   9929
31-Jul-2001       8178      8591        10436     8459              11881    9116  10036
31-Aug-2001       7898      8296        10192     7930              12033    8866  10176
30-Sep-2001       7216      7580         9552     7290              12143    8198   9534
31-Oct-2001       7387      7759         9804     7429              12452    8406   9751
30-Nov-2001       7720      8109        10181     7999              12248    8799  10066
31-Dec-2001       7731      8121        10232     8069              12151    8861  10072

     The performances of Class B, Class C, and Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

PERFORMANCE OVERVIEW

SELIGMAN HARVESTER FUND


INVESTMENT RESULTS PER SHARE
TOTAL RETURNS
For the Periods Ended December 31, 2001
                                                                                                AVERAGE ANNUAL
                                                                                      ----------------------------------
                                                                                              ONE              SINCE
                                                                       SIX MONTHS             YEAR          INCEPTION(1)
                                                                     ---------------  --------------------  ------------
CLASS A**
With Sales Charge                                                           (12.53)%              (18.73)%      (12.21)%
Without Sales Charge                                                          (8.15)               (14.64)       (10.00)
CLASS B**
With CDSC***                                                                 (12.46)               (19.24)       (12.40)
Without CDSC                                                                  (7.99)               (15.18)       (10.71)
CLASS C**
With Sales Charge and CDSC                                                    (9.79)               (16.88)       (11.22)
Without Sales Charge and CDSC                                                 (7.99)               (15.18)       (10.77)
CLASS D**
With 1% CDSC                                                                  (8.88)               (15.99)          n/a
Without CDSC                                                                  (7.99)               (15.18)       (10.77)

BENCHMARKS
Harvester Composite Index(2)                                                  (1.43)                (5.34)         1.16
Harvester Lipper Composite Average(2)                                         (3.89)                (8.44)        (5.87)
Lehman Brothers Government/Credit Bond Index (3)                               4.82                  8.50         10.24
CSFB High Yield Index(3)                                                       1.44                  6.11          0.31
S&P 500(3)                                                                    (5.56)               (11.88)       (10.15)

NET ASSET VALUE                                   DECEMBER 31,2001   JUNE 30, 2001     DECEMBER 31, 2000
                                                  -----------------  ---------------  --------------------
CLASS A                                           $            5.31  $         5.98   $              6.56
CLASS B                                                        5.31            5.94                  6.54
CLASS C                                                        5.31            5.94                  6.54
CLASS D                                                        5.31            5.94                  6.54

DIVIDEND AND CAPITAL GAIN (LOSS) INFORMATION
For the Year Ended December 31, 2001

                           DIVIDENDS PAID                                             CAPITAL GAIN (LOSS)
                           --------------                                             --------------------
CLASS A                    $        0.237                            PAID             $             0.061
CLASS B                             0.183                            REALIZED                      (0.172)
CLASS C                             0.183                            UNREALIZED-                   (0.753)
CLASS D                             0.183

     The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future investment results.

     J. & W. Seligman & Co. Incorporated is currently waiving its investment management fee and reimbursing a portion of the Funds expenses pursuant to a contractual undertaking. Absent of such waivers and reimbursements, returns would have been lower.

----------------
*    Returns for periods of less than one year are not annualized.
** Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge
     (CDSC), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
***  The  CDSC  is  5%  for periods of one year or less, and 4% since inception.
(1) Commencement of investment operations for Class A shares was 1/10/00. Class A share returns were computed from the commencement of investment operations. Class B, C, and D shares were offered to the public on 1/10/00, but were first issued at various later dates. Total returns for Class B, C, and D shares of the Fund have been computed from the commencement of investment operations and incorporate the total return of Class A shares of the Fund from the commencement of investment operations through the initial issuance date of each of the other classes of shares, adjusted to reflect the higher expenses associated with the Administration, Shareholder Services and Distribution Plan for those classes that would have been incurred had they first been issued on the commencement of investment operations date. The total returns of Class B, C, and D shares from their individual initial issuance dates would be different, and may be lower, than those shown above. See the Financial Highlights table appearing on page 28 for total returns for each Class of shares from their individual initial issuance dates. Initial issuance dates for Class B, C, and D shares were 2/17/00, 1/18/00, and 2/29/00, respectively.
(2)  See  page  4  for  benchmark  descriptions.
(3) The Lehman Brothers Government/Credit Bond Index, the CSFB High Yield Index, and the S&P 500 Composite Stock Index are unmanaged benchmarks that assume the investment of dividends and exclude the effect of taxes, fees and sales charges. Investors cannot invest directly in an index. Represents the per share amount of net unrealized depreciation of portfolio securities as of December 31, 2001.

PORTFOLIOS OF INVESTMENTS
December 31, 2001


SELIGMAN TIME HORIZON 30 FUND

                                                           SHARES      VALUE
                                                           -------  -----------
DOMESTIC EQUITY FUNDS - 58.0%
Seligman Capital Fund*. . . . . . . . . . . . . . . . . .   47,490  $   933,653
Seligman Communications and Information Fund* . . . . . .   26,663      681,506
Seligman Frontier Fund* . . . . . . . . . . . . . . . . .   10,904      130,085
Seligman Growth Fund* . . . . . . . . . . . . . . . . . .   29,050      127,239
Seligman Large-Cap Value Fund . . . . . . . . . . . . . .   11,932      129,582
Seligman Small-Cap Value Fund*. . . . . . . . . . . . . .   48,625      565,509
                                                                    -----------
                                                                      2,567,574
                                                                    -----------

GLOBAL EQUITY FUNDS - 39.2%
Seligman Emerging Markets Fund* . . . . . . . . . . . . .   91,541      439,397
Seligman Global Smaller Companies Fund* . . . . . . . . .   89,636    1,076,528
Seligman International Growth Fund* . . . . . . . . . . .   21,096      216,023
                                                                    -----------
                                                                      1,731,948
                                                                    -----------
TOTAL INVESTMENTS (Cost $4,839,420) - 97.2%                           4,299,522

OTHER ASSETS LESS LIABILITIES - 2.8%                                    123,031
                                                                    -----------
NET ASSETS - 100.0%                                                 $ 4,422,553
                                                                    ===========
SELIGMAN TIME HORIZON 20 FUND
DOMESTIC EQUITY FUNDS - 61.4%
Seligman Capital Fund*. . . . . . . . . . . . . . . . . .  112,187  $ 2,205,596
Seligman Communications and Information Fund* . . . . . .   42,578    1,088,294
Seligman Frontier Fund* . . . . . . . . . . . . . . . . .   28,466      339,599
Seligman Growth Fund* . . . . . . . . . . . . . . . . . .  224,317      982,509
Seligman Large-Cap Value Fund . . . . . . . . . . . . . .   93,447    1,014,834
Seligman Small-Cap Value Fund*. . . . . . . . . . . . . .  116,268    1,352,197
                                                                    -----------
                                                                      6,983,029
                                                                    -----------
GLOBAL EQUITY FUNDS - 36.6%
Seligman Emerging Markets Fund* . . . . . . . . . . . . .  238,148    1,143,110
Seligman Global Smaller Companies Fund* . . . . . . . . .  159,127    1,911,115
Seligman International Growth Fund* . . . . . . . . . . .  108,965    1,115,802
                                                                    -----------
                                                                      4,170,027
                                                                    -----------
TOTAL INVESTMENTS (Cost $12,724,091) - 98.0%. . . . . . .            11,153,056

OTHER ASSETS LESS LIABILITIES - 2.0%. . . . . . . . . . .               225,626
                                                                    -----------
NET ASSETS - 100.0%. . . . . . . . . . . . . . . . . . .            $11,378,682
                                                                    ===========

----------------
*    Non-income producing security.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
December 31, 2001


SELIGMAN TIME HORIZON 10 FUND

                                                           SHARES      VALUE
                                                           -------  -----------
DOMESTIC EQUITY FUNDS - 55.5%
Seligman Capital Fund*. . . . . . . . . . . . . . . . . .  162,052  $ 3,185,942
Seligman Communications and Information Fund* . . . . . .   62,204    1,589,934
Seligman Frontier Fund* . . . . . . . . . . . . . . . . .   40,758      486,243
Seligman Growth Fund* . . . . . . . . . . . . . . . . . .  324,776    1,422,519
Seligman Large-Cap Value Fund . . . . . . . . . . . . . .  133,401    1,448,735
Seligman Small-Cap Value Fund*. . . . . . . . . . . . . .   83,842      975,083
                                                                    -----------
                                                                      9,108,456
                                                                    -----------

GLOBAL EQUITY FUNDS - 22.6%
Seligman Emerging Markets Fund* . . . . . . . . . . . . .  170,586      818,813
Seligman Global Smaller Companies Fund* . . . . . . . . .  106,958    1,284,566
Seligman International Growth Fund* . . . . . . . . . . .  157,610    1,613,926
                                                                    -----------
                                                                      3,717,305
                                                                    -----------

FIXED-INCOME FUNDS - 19.4%
Seligman High-Yield Bond Series . . . . . . . . . . . . .  650,141    2,399,020
Seligman Investment Grade Fixed Income Fund . . . . . . .  111,695      786,335
                                                                    -----------
                                                                      3,185,355
                                                                    -----------
TOTAL INVESTMENTS (Cost $18,870,773) - 97.5% . . . . . .             16,011,116
OTHER ASSETS LESS LIABILITIES - 2.5% . . . . . . . . . .                414,410
                                                                    -----------
NET ASSETS - 100.0%. . . . . . . . . . . . . . . . . . .            $16,425,526
                                                                    ===========

SELIGMAN HARVESTER FUND

DOMESTIC EQUITY FUNDS - 43.7%
Seligman Capital Fund*. . . . . . . . . . . . . . . . . .   67,800  $ 1,332,948
Seligman Common Stock Fund. . . . . . . . . . . . . . . .  150,943    1,743,392
Seligman Growth Fund* . . . . . . . . . . . . . . . . . .  323,869    1,418,546
Seligman Large-Cap Value Fund . . . . . . . . . . . . . .  132,077    1,434,356
                                                                    -----------
                                                                      5,929,242
                                                                    -----------
GLOBAL EQUITY FUNDS - 16.2%
Seligman Global Growth Fund*. . . . . . . . . . . . . . .   86,560      645,738
Seligman International Growth Fund* . . . . . . . . . . .  152,429    1,560,873
                                                                    -----------
                                                                      2,206,611
                                                                    -----------
FIXED-INCOME FUNDS - 39.1%
Seligman High-Yield Bond Series . . . . . . . . . . . . .  583,715    2,153,908
Seligman Investment Grade Fixed Income Fund . . . . . . .  266,592    1,876,808
Seligman U.S. Government Securities Series. . . . . . . .  182,981    1,275,377
                                                                    -----------
                                                                      5,306,093
                                                                    -----------
TOTAL INVESTMENTS (Cost $15,370,022) - 99.0%                         13,441,946

OTHER ASSETS LESS LIABILITIES - 1.0%                                    139,595
                                                                    -----------
NET ASSETS - 100.0%                                                 $13,581,541
                                                                    ===========

*    Non-income producing security.
See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2001


                                               SELIGMAN        SELIGMAN        SELIGMAN       SELIGMAN
                                             TIME HORIZON    TIME HORIZON    TIME HORIZON    HARVESTER
                                               30 FUND         20 FUND         10 FUND          FUND
                                            --------------  --------------  --------------  ------------
ASSETS :
Investments in Underlying Funds, at value
  (see portfolios of investments): . . . .  $   4,299,522   $  11,153,056   $  16,011,116   $13,441,946
Cash . . . . . . . . . . . . . . . . . . .         98,570         143,510         477,514       140,819
Prepaid registration fees. . . . . . . . .         29,655          29,723          30,188        29,716
Receivable for Capital Stock sold. . . . .         30,124          73,623          64,209        18,420
Dividends receivable . . . . . . . . . . .              -               -          12,580        15,390
Receivable from the Manager. . . . . . . .          4,136               -              72             -
Other. . . . . . . . . . . . . . . . . . .            117           4,971             141           107
                                            --------------  --------------  --------------  ------------
TOTAL ASSETS . . . . . . . . . . . . . . .      4,462,124      11,404,883      16,595,820    13,646,398
                                            --------------  --------------  --------------  ------------

LIABILITIES:
Payable for investments purchased. . . . .         10,134               -         129,891             -
Dividends payable. . . . . . . . . . . . .              -               -               -        17,311
Payable for Capital Stock repurchased. . .          8,434               -           6,961           320
Payable to the Manager . . . . . . . . . .              -           1,836               -        22,043
Accrued expenses and other . . . . . . . .         21,003          24,365          33,442        25,183
                                            --------------  --------------  --------------  ------------
TOTAL LIABILITIES. . . . . . . . . . . . .         39,571          26,201         170,294        64,857
                                            --------------  --------------  --------------  ------------
NET ASSETS . . . . . . . . . . . . . . . .  $   4,422,553   $  11,378,682   $  16,425,526   $13,581,541
                                            ==============  ==============  ==============  ============

COMPOSITION OF NET ASSETS:
Capital Stock, at $0.001 par value:
Class A. . . . . . . . . . . . . . . . . .  $         254   $         509   $         543   $       345
Class B. . . . . . . . . . . . . . . . . .            125             267             776           466
Class C. . . . . . . . . . . . . . . . . .            359           1,098           1,441         1,501
Class D. . . . . . . . . . . . . . . . . .             73             193             220           248
Additional paid-in capital . . . . . . . .      4,964,051      12,950,088      19,283,249    15,953,188
Accumulated net investment loss .. . . . .         (1,046)         (1,046)         (1,046)       (1,046)
Accumulated net realized loss. . . . . . .         (1,365)         (1,392)              -      (445,085)
Net unrealized depreciation of investments       (539,898)     (1,571,035)     (2,859,657)   (1,928,076)
                                            --------------  --------------  --------------  ------------
NET ASSETS . . . . . . . . . . . . . . . .  $   4,422,553   $  11,378,682   $  16,425,526   $13,581,541
                                            ==============  ==============  ==============  ============

NET ASSETS:
Class A. . . . . . . . . . . . . . . . . .  $   1,398,908   $   2,842,088   $   3,013,894   $ 1,830,343
Class B. . . . . . . . . . . . . . . . . .        678,797       1,462,648       4,269,545     2,470,123
Class C. . . . . . . . . . . . . . . . . .      1,950,296       6,017,009       7,932,969     7,964,874
Class D. . . . . . . . . . . . . . . . . .        394,552       1,056,937       1,209,118     1,316,201

SHARES OF CAPITAL STOCK OUTSTANDING:
Class A. . . . . . . . . . . . . . . . . .        254,110         508,717         543,211       344,975
Class B. . . . . . . . . . . . . . . . . .        124,906         266,854         775,599       465,521
Class C. . . . . . . . . . . . . . . . . .        358,885       1,097,837       1,441,210     1,501,006
Class D. . . . . . . . . . . . . . . . . .         72,607         192,887         219,668       248,023

NET ASSET VALUE PER SHARE:
CLASS A. . . . . . . . . . . . . . . . . .  $        5.51   $        5.59   $        5.55   $      5.31
CLASS B. . . . . . . . . . . . . . . . . .           5.43            5.48            5.50          5.31
CLASS C. . . . . . . . . . . . . . . . . .           5.43            5.48            5.50          5.31
CLASS D. . . . . . . . . . . . . . . . . .           5.43            5.48            5.50          5.31

----------------
See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2001


                                                          SELIGMAN        SELIGMAN        SELIGMAN       SELIGMAN
                                                        TIME HORIZON    TIME HORIZON    TIME HORIZON    HARVESTER
                                                          30 FUND         20 FUND         10 FUND          FUND
                                                       --------------  --------------  --------------  ------------
INVESTMENT INCOME:
Dividends from Underlying Funds . . . . . . . . . . .  $         681   $       5,220   $     257,376   $   400,511
                                                       --------------  --------------  --------------  ------------
EXPENSES:
Registration fees . . . . . . . . . . . . . . . . . .         72,073          74,774          77,312        75,586
Distribution and service fees . . . . . . . . . . . .         17,419          46,462          75,051        65,171
Auditing and legal fees . . . . . . . . . . . . . . .         14,360          24,047          29,316        25,567
Directors' fees and expenses. . . . . . . . . . . . .          5,434           5,432           5,433         5,432
Shareholder reports and communications. . . . . . . .          5,830           6,957          11,753         6,805
Management fee. . . . . . . . . . . . . . . . . . . .          3,106           8,075          11,979        10,081
Shareholder account services. . . . . . . . . . . . .          2,736           4,047           6,308         3,956
Custody and related services. . . . . . . . . . . . .          1,014             188             188           188
Miscellaneous . . . . . . . . . . . . . . . . . . . .         10,091           8,312           9,440         9,254
                                                       --------------  --------------  --------------  ------------
TOTAL EXPENSES BEFORE WAIVER/REIMBURSEMENT. . . . . .        132,063         178,294         226,780       202,040
Waiver/reimbursement of expenses. . . . . . . . . . .        (99,089)        (91,397)        (91,817)      (86,440)
                                                       --------------  --------------  --------------  ------------
TOTAL EXPENSES AFTER WAIVER/REIMBURSEMENT . . . . . .         32,974          86,897         134,963       115,600
                                                       --------------  --------------  --------------  ------------
NET INVESTMENT INCOME (LOSS). . . . . . . . . . . . .        (32,293)        (81,677)        122,413       284,911
                                                       --------------  --------------  --------------  ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
Net realized gain (loss) on investments . . . . . . .              -               -          41,149      (533,026)
Capital gain distributions from underlying funds. . .         40,815         116,663         171,042        92,585
Net change in unrealized depreciation of investments.       (175,751)       (710,315)     (1,669,920)   (1,421,466)
                                                       --------------  --------------  --------------  ------------
NET LOSS ON INVESTMENTS . . . . . . . . . . . . . . .       (134,936)       (593,652)     (1,457,729)   (1,861,907)
                                                       --------------  --------------  --------------  ------------
DECREASE IN NET ASSETS FROM OPERATIONS. . . . . . . .  $    (167,229)  $    (675,329)  $  (1,335,316)  $(1,576,996)
                                                       ==============  ==============  ==============  ============

----------------
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS


                                                                     SELIGMAN                  SELIGMAN
                                                              TIME HORIZON 30 FUND       TIME HORIZON 30 FUND
                                                            ------------------------  -------------------------
                                                               YEAR       1/10/00*        YEAR       1/10/00*
                                                               ENDED         TO*         ENDED          TO
                                                             12/31/01     12/31/00*     12/31/01     12/31/00
                                                            -----------  -----------  ------------  -----------
OPERATIONS:
Net investment loss. . . . . . . . . . . . . . . . . . . .  $  (32,293)  $   (7,393)  $   (81,677)  $  (24,126)
Net realized gain on investments and
  distributions from Underlying Funds. . . . . . . . . . .      40,815      135,053       116,663      364,984
Net change in unrealized depreciation
  of investments . . . . . . . . . . . . . . . . . . . . .    (175,751)    (364,147)     (710,315)    (860,720)
                                                            -----------  -----------  ------------  -----------
DECREASE IN NET ASSETS
  FROM OPERATIONS. . . . . . . . . . . . . . . . . . . . .    (167,229)    (236,487)     (675,329)    (519,862)
                                                            -----------  -----------  ------------  -----------

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
  Class A .. . . . . . . . . . . . . . . . . . . . . . . .      (7,713)           -       (15,533)           -
  Class B .. . . . . . . . . . . . . . . . . . . . . . . .      (3,661)           -        (7,798)           -
  Class C .. . . . . . . . . . . . . . . . . . . . . . . .     (10,844)           -       (32,529)           -
  Class D .. . . . . . . . . . . . . . . . . . . . . . . .      (2,102)           -        (5,958)           -
Net long-term realized gain on investments:
  Class A .. . . . . . . . . . . . . . . . . . . . . . . .     (38,268)      (1,860)      (84,689)      (5,970)
  Class B .. . . . . . . . . . . . . . . . . . . . . . . .     (22,246)        (994)      (49,829)      (4,336)
  Class C .. . . . . . . . . . . . . . . . . . . . . . . .     (66,650)      (4,279)     (201,169)     (12,718)
  Class D .. . . . . . . . . . . . . . . . . . . . . . . .     (11,962)        (847)      (37,741)      (3,691)
                                                            -----------  -----------  ------------  -----------

DECREASE IN NET ASSETS
  FROM DISTRIBUTIONS . . . . . . . . . . . . . . . . . . .    (163,446)      (7,980)     (435,246)     (26,715)
                                                            -----------  -----------  ------------  -----------

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares. . . . . . . . . . . . .   2,285,074    2,247,946     6,984,210    4,742,932
Exchanged from associated Funds. . . . . . . . . . . . . .     514,273      173,768     1,253,971    1,382,739
Investment of dividends. . . . . . . . . . . . . . . . . .      23,901            -        59,179            -
Value of shares issued in payment of
  gain distributions . . . . . . . . . . . . . . . . . . .     138,060        7,899       363,091       24,233
                                                            -----------  -----------  ------------  -----------
Total. . . . . . . . . . . . . . . . . . . . . . . . . . .   2,961,308    2,429,613     8,660,451    6,149,904
                                                            -----------  -----------  ------------  -----------
Cost of shares repurchased . . . . . . . . . . . . . . . .    (235,395)     (11,700)     (770,304)    (270,152)
Exchanged into associated Funds. . . . . . . . . . . . . .    (144,101)     (27,034)     (726,993)     (32,076)
                                                            -----------  -----------  ------------  -----------
Total. . . . . . . . . . . . . . . . . . . . . . . . . . .    (379,496)     (38,734)   (1,497,297)    (302,228)
                                                            -----------  -----------  ------------  -----------

INCREASE IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS . . . . . . . . . . . . . . . . . . .   2,581,812    2,390,879     7,163,154    5,847,676
                                                            -----------  -----------  ------------  -----------
INCREASE IN NET ASSETS . . . . . . . . . . . . . . . . . .   2,251,137    2,146,412     6,052,579    5,301,099

NET ASSETS:
Beginning of period. . . . . . . . . . . . . . . . . . . .   2,171,416       25,004     5,326,103       25,004
                                                            -----------  -----------  ------------  -----------
END OF PERIOD**. . . . . . . . . . . . . . . . . . . . . .  $4,422,553   $2,171,416   $11,378,682   $5,326,103
                                                            ===========  ===========  ============  ===========

----------------
*  Commencement of investment operations.
** Including undistributed/(net of dividends in excess of)
   net investment income as follows: . . . . . . . . . . .  $   (1,046)  $   22,363   $    (1,046)  $   57,134

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS


                                                                     SELIGMAN                   SELIGMAN
                                                               TIME HORIZON 10 FUND           HARVESTER FUND
                                                            --------------------------  -------------------------
                                                                YEAR        1/10/00*        YEAR       1/10/00*
                                                               ENDED          TO           ENDED          TO
                                                              12/31/01     12/31/00       12/31/01     12/31/00
                                                            ------------  ------------  ------------  -----------
OPERATIONS:
Net investment income. . . . . . . . . . . . . . . . . . .  $   122,413   $    27,616   $   284,911   $   54,858
Net realized gain (loss) on investments and
  distributions from Underlying Funds. . . . . . . . . . .      212,191       467,643      (440,441)     184,771
Net change in unrealized depreciation
  of investments . . . . . . . . . . . . . . . . . . . . .   (1,669,920)   (1,189,737)   (1,421,466)    (506,610)
                                                            ------------  ------------  ------------  -----------

DECREASE IN NET ASSETS
FROM OPERATIONS. . . . . . . . . . . . . . . . . . . . . .   (1,335,316)     (694,478)   (1,576,996)    (266,981)
                                                            ------------  ------------  ------------  -----------

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
  Class A .. . . . . . . . . . . . . . . . . . . . . . . .      (66,493)            -       (60,056)      (9,980)
  Class B .. . . . . . . . . . . . . . . . . . . . . . . .      (76,094)            -       (69,675)      (5,890)
  Class C .. . . . . . . . . . . . . . . . . . . . . . . .     (136,407)            -      (183,097)     (33,650)
  Class D .. . . . . . . . . . . . . . . . . . . . . . . .      (21,659)            -       (23,740)      (4,415)
Net long-term realized gain on investments:
  Class A .. . . . . . . . . . . . . . . . . . . . . . . .      (83,668)       (7,470)      (16,886)      (1,547)
  Class B .. . . . . . . . . . . . . . . . . . . . . . . .     (127,695)      (20,397)      (25,314)      (1,288)
  Class C .. . . . . . . . . . . . . . . . . . . . . . . .     (233,323)      (13,395)      (83,298)      (5,232)
  Class D .. . . . . . . . . . . . . . . . . . . . . . . .      (37,257)       (6,587)      (14,655)        (240)
                                                            ------------  ------------  ------------  -----------

DECREASE IN NET ASSETS
  FROM DISTRIBUTIONS . . . . . . . . . . . . . . . . . . .     (782,596)      (47,849)     (476,721)     (62,242)
                                                            ------------  ------------  ------------  -----------

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares. . . . . . . . . . . . .   11,987,270     7,385,119    11,207,604    5,236,804
Exchanged from associated Funds. . . . . . . . . . . . . .    1,390,530       535,159       514,306      582,192
Investment of dividends. . . . . . . . . . . . . . . . . .      276,947             -       292,729       43,272
Value of shares issued in payment of
  gain distributions . . . . . . . . . . . . . . . . . . .      443,901        41,786       134,220        6,812
                                                            ------------  ------------  ------------  -----------
Total. . . . . . . . . . . . . . . . . . . . . . . . . . .   14,098,648     7,962,064    12,148,859    5,869,080
                                                            ------------  ------------  ------------  -----------
Cost of shares repurchased . . . . . . . . . . . . . . . .   (1,571,080)      (88,027)   (1,074,750)    (256,754)
Exchanged into associated Funds. . . . . . . . . . . . . .   (1,057,037)      (83,807)     (718,456)     (28,502)
                                                            ------------  ------------  ------------  -----------
Total. . . . . . . . . . . . . . . . . . . . . . . . . . .   (2,628,117)     (171,834)   (1,793,206)    (285,256)
                                                            ------------  ------------  ------------  -----------

INCREASE IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS . . . . . . . . . . . . . . . . . . .   11,470,531     7,790,230    10,355,653    5,583,824
                                                            ------------  ------------  ------------  -----------
INCREASE IN NET ASSETS . . . . . . . . . . . . . . . . . .    9,352,619     7,047,903     8,301,936    5,254,601
NET ASSETS:
Beginning of period. . . . . . . . . . . . . . . . . . . .    7,072,907        25,004     5,279,605       25,004
                                                            ------------  ------------  ------------  -----------
END OF PERIOD**. . . . . . . . . . . . . . . . . . . . . .  $16,425,526   $ 7,072,907   $13,581,541   $5,279,605
                                                            ============  ============  ============  ===========

----------------
*  Commencement of investment operations.
** Including undistributed/(net of dividends in excess of)
   net investment income as follows: . . . . . . . . . . .  $    (1,046)  $   143,191   $    (1,046)  $   40,483

See Notes to Financial Statements.

NOTES  TO  FINANCIAL  STATEMENTS



1. ORGANIZATION Seligman Time Horizon/Harvester Series, Inc. (the Series) was incorporated in Maryland on August 4, 1999, as an open-end diversified management investment company. The Series consists of four separate funds:
Seligman Time Horizon 30 Fund (Time Horizon 30 Fund), Seligman Time Horizon 20 Fund (Time Horizon 20 Fund), Seligman Time Horizon 10 Fund (Time Horizon 10
Fund), and Seligman Harvester Fund (Harvester Fund). The Series had no operations prior to January 10, 2000 (commencement of investment operations), other than those relating to organizational matters, and for each Fund, the sale and issuance to Seligman Advisors, Inc. (the Distributor) of 3,502 Class A shares of Capital Stock for $25,004 on December 14, 1999. Each Fund invests in a combination of Class A shares of other Seligman mutual funds (the Underlying Funds).

2. MULTIPLE CLASSES OF SHARES Each Fund of the Series offers four classes of shares Class A shares, Class B shares, Class C shares, and Class D shares. Class A shares are sold with an initial sales charge of up to 4.75%. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% on an annual basis, and CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The four classes of shares for each Fund represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

3. SIGNIFICANT ACCOUNTING POLICIES The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Series:

a. SECURITY VALUATION Underlying Funds owned by a Fund are valued at their respective net asset values. US Government securities and short-term obligations, with more than 60 days remaining to maturity, are valued at current market values. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

b. FEDERAL TAXES Each Fund in the Series has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

d. MULTIPLE CLASS ALLOCATIONS Each Funds income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares of that Fund based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class. For the year ended December 31, 2001, distribution and service fees were the only class-specific expenses.

e. DISTRIBUTIONS TO SHAREHOLDERS The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of any Fund of the Series. For the year ended December 31, 2001, cost of shares repurchased by the Time Horizon 10 Fund included approximately $17,000 representing capital gains distributions. This information is provided for federal income tax purposes only.

NOTES  TO  FINANCIAL  STATEMENTS



4. PURCHASES AND SALES OF SECURITIES Purchases and sales of portfolio securities (Underlying Funds), excluding short-term investments, for the year ended December 31, 2001, were as follows:

        FUND            PURCHASES     SALES
--------------------  -----------  ----------
Time Horizon 30 Fund  $ 2,400,182  $        -
Time Horizon 20 Fund    6,688,489           -
Time Horizon 10 Fund   11,500,648     744,581
Harvester Fund         12,019,981   1,249,756

     At December 31, 2001, the cost of investments was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities were as follows:

                          TOTAL          TOTAL
                       UNREALIZED     UNREALIZED
         FUND         APPRECIATION   DEPRECIATION
--------------------  -------------  -------------

Time Horizon 30 Fund  $     199,116  $     739,014
Time Horizon 20 Fund        471,866      2,042,901
Time Horizon 10 Fund        403,347      3,263,004
Harvester Fund              144,417      2,072,493

5. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS J. & W. Seligman & Co. Incorporated (the Manager) manages the affairs of the Series and provides the necessary personnel and facilities. Compensation of all officers of the Series, all directors of the Series who are employees of the Manager, and all personnel of the Series and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.10% per annum of each Funds average daily net assets. The Manager has contractually undertaken to waive its fee and reimburse each Funds expenses, other than distribution and service fees, that exceed 0.50% per annum of the Funds average daily net assets through December 31, 2003 and that exceed 0.75% per annum of average daily net assets from January 1, 2004 through December 31, 2010.

     The Distributor, agent for the distribution of the Series shares and an affiliate of the Manager, received the following concessions for sales of Class A shares after commissions were paid to dealers for sales of Class A and Class C shares:

                      DISTRIBUTOR      DEALER
          FUND        CONCESSIONS   COMMISSIONS
--------------------  ------------  ------------
Time Horizon 30 Fund  $      2,680  $     31,879
Time Horizon 20 Fund         4,434        73,725
Time Horizon 10 Fund         8,454       118,264
Harvester Fund . . .         3,180        82,942

     Each Fund of the Series has an Administration, Shareholder Services and Distribution Plan (the Plan) with respect to distribution of its shares. Under the Plan, with respect to Class A, Class B, Class C, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee (12b-1 fee) of up to 0.25% per annum of the average daily net assets attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. To avoid any duplication of the 12b-1 fee, the 12b-1 fees to be paid by each class of a Fund will be reduced by the dollar amount of any 12b-1 fees paid by the Underlying Funds with respect to shares owned by the Fund.

     For the year ended December 31, 2001, 12b-1 fees incurred by the Time Horizon 30 Fund, Time Horizon 20 Fund, Time Horizon 10 Fund, and the Harvester Fund (net of 12b-1 fees paid by Underlying Funds), aggregated $62, $114, $111, and $86, respectively, or 0.01% per annum of the average daily net assets of Class A shares.

     With respect to Class C and Class D shares, service organizations may receive up to 0.75% per annum of the average daily net assets for providing other distribution assistance. Such fees are paid monthly by the Funds to the Distributor pursuant to the Plan.

     With respect to Class B shares, a distribution fee of 0.75% per annum of the average daily net assets is payable monthly by the Funds to the Distributor; however, the Distributor has sold its rights to this fee to third parties (the Purchasers), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

     For the year ended December 31, 2001, the 12b-1 fees incurred under the Plan (net of 12b-1 fees paid by Underlying Funds), and their equivalent per annum percentage of the average daily net assets of Class B, Class C, and Class D shares, were as follows:

        FUND          CLASS B   CLASS C   CLASS D   FEE RATE
--------------------  --------  --------  --------  ---------
Time Horizon 30 Fund  $  3,851  $ 11,458  $  2,048      0.76%
Time Horizon 20 Fund     8,127    31,999     6,222      0.76%
Time Horizon 10 Fund    26,697    40,281     7,962      0.76%
Harvester Fund . . .    16,562    43,114     5,409      0.76%

     The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the year ended December 31, 2001, such charges amounted to $1,174 for Time Horizon 30 Fund, $4,029 for Time Horizon 20 Fund, $5,951 for Time Horizon 10 Fund and $7,327 for Harvester Fund.

     The Distributor has sold its rights to the Purchasers to collect any CDSC imposed on redemptions of Class B shares. In connection with the sale of its rights to collect

NOTES  TO  FINANCIAL  STATEMENTS

any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchasers based on the value of Class B shares sold. The aggregate of such payments retained by the Distributor for the year ended December 31, 2001, were as follows:

         FUND             AMOUNT
-----------------------  -------
Time  Horizon  30  Fund  $   809
Time  Horizon  20  Fund    2,275
Time  Horizon  10  Fund    4,851
Harvester  Fund            3,646

     Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Series, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 2001, Seligman Services, Inc. received commissions from the sale of shares of each Fund and distribution and service fees, pursuant to the Plan, as follows:

                                      DISTRIBUTION AND
          FUND           COMMISSIONS    SERVICE FEES
-----------------------  -----------  ----------------
Time  Horizon  30  Fund  $        85  $            143
Time  Horizon  20  Fund           89               519
Time  Horizon  10  Fund          432               182
Harvester  Fund                   50                88

     Seligman Data Corp., which is owned by certain associated investment companies, charged the Series at cost the following amounts for shareholder account services in accordance with a methodology approved by the Series directors:

         FUND             AMOUNT
-----------------------  -------
Time  Horizon  30  Fund  $ 2,736
Time  Horizon  20  Fund    4,047
Time  Horizon  10  Fund    6,308
Harvester  Fund            3,956

Certain officers and directors of the Series are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

     The Series has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of selected Funds of the Series or other funds in the Seligman Group of Investment Companies. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid. The cost of such fees and earnings/loss accrued theron is included in directors fees and expenses, and the accumulated balances thereof at December 31, 2001, included in other liabilities, were as follows:

         FUND             AMOUNT
-----------------------  -------
Time  Horizon  30  Fund  $ 1,046
Time  Horizon  20  Fund    1,046
Time  Horizon  10  Fund    1,046
Harvester  Fund             1,046

6. CAPITAL LOSS CARRYFORWARD At December 31, 2001, the Time Horizon 30, Time Horizon 20, and Harvester Funds had net capital loss carryforwards for federal income tax purposes of $1,365, $1,392, and $445,085, respectively, which are available for offset against future taxable net capital gains, expiring in 2009. Accordingly, no capital gains distributions are expected to be paid to shareholders of these Funds until net capital gains have been realized in excess of the available capital loss carryforward.

7. CAPITAL STOCK SHARE TRANSACTIONS The Board of Directors, at its discretion, may classify any unissued shares of Capital Stock among any Fund of the Series. At December 31, 2001, 4,000,000,000 shares were authorized for the Series, all at a par value of $0.001 per share. Transactions in shares of Capital Stock were as follows:

                                              CLASS A                                    CLASS B
                             -----------------------------------------  ----------------------------------------
                                  YEAR ENDED           1/10/00+ TO           YEAR ENDED           4/24/00* TO
                                   12/31/01              12/31/00             12/31/01             12/31/00
                             ---------------------  ------------------  --------------------  ------------------
                              SHARES     AMOUNT     SHARES    AMOUNT     SHARES     AMOUNT    SHARES    AMOUNT
                             --------  -----------  -------  ---------  --------  ----------  -------  ---------
TIME HORIZON 30 FUND
Sales of shares . . . . . .  126,576   $  690,513   69,461   $474,030    74,987   $ 434,325   31,001   $212,542
Exchanged from
  associated Funds. . . . .   51,538      279,253    9,130     66,189    25,304     142,397   11,345     75,336
Shares issued in payment of
  dividends . . . . . . . .    1,415        7,713        -          -       660       3,549        -          -
Shares issued in payment of
  gain distributions. . . .    7,655       38,275      291      1,860     4,448      21,976      156        994
                             --------  -----------  -------  ---------  --------  ----------  -------  ---------
Total . . . . . . . . . . .  187,184    1,015,754   78,882    542,079   105,399     602,247   42,502    288,872
                             --------  -----------  -------  ---------  --------  ----------  -------  ---------
Shares repurchased. . . . .   (8,649)     (49,951)    (895)    (6,518)   (6,931)    (40,650)    (308)    (2,000)
Exchanged into
  associated Funds. . . . .   (2,173)     (11,441)  (3,741)   (26,997)  (15,756)    (77,386)       -          -
                             --------  -----------  -------  ---------  --------  ----------  -------  ---------
Total . . . . . . . . . . .  (10,822)     (61,392)  (4,636)   (33,515)  (22,687)   (118,036)    (308)    (2,000)
                             --------  -----------  -------  ---------  --------  ----------  -------  ---------
Increase. . . . . . . . . .  176,362   $  954,362   74,246   $508,564    82,712   $ 484,211   42,194   $286,872
                             ========  ===========  =======  =========  ========  ==========  =======  =========

NOTES  TO  FINANCIAL  STATEMENTS


                                                CLASS C                                      CLASS D
                             ---------------------------------------------  ---------------------------------------------
                                   YEAR ENDED            2/8/00* TO             YEAR ENDED             2/14/00* TO
                                  12/31/01                12/31/00               12/31/01                12/31/00
                             ----------------------  ---------------------  ----------------------  ---------------------
                              SHARES      AMOUNT      SHARES     AMOUNT      SHARES      AMOUNT      SHARES     AMOUNT
                             ---------  -----------  --------  -----------  ---------  -----------  --------  -----------
TIME HORIZON 30 FUND
Sales of shares . . . . . .   166,644   $  953,912   198,728   $1,360,123     36,963   $  206,324    25,961   $  201,251
Exchanged from
  associated Funds. . . . .     6,471       36,378     2,569       17,239      9,826       56,245     1,916       15,004
Shares issued in payment of
  dividends . . . . . . . .     2,017       10,853         -            -        332        1,786         -            -
Shares issued in payment of
  gain distributions. . . .    13,494       66,661       666        4,238      2,257       11,148       127          807
                             ---------  -----------  --------  -----------  ---------  -----------  --------  -----------
Total . . . . . . . . . . .   188,626    1,067,804   201,963    1,381,600     49,378      275,503    28,004      217,062
                             ---------  -----------  --------  -----------  ---------  -----------  --------  -----------
Shares repurchased. . . . .   (20,167)    (119,332)     (399)      (2,877)    (4,588)     (25,462)      (45)        (305)
Exchanged into
  associated Funds. . . . .   (11,134)     (54,501)       (4)         (37)      (142)        (773)        -            -
                             ---------  -----------  --------  -----------  ---------  -----------  --------  -----------
Total . . . . . . . . . . .   (31,301)    (173,833)     (403)      (2,914)    (4,730)     (26,235)      (45)        (305)
                             ---------  -----------  --------  -----------  ---------  -----------  --------  -----------
Increase. . . . . . . . . .   157,325   $  893,971   201,560   $1,378,686     44,648   $  249,268    27,959   $  216,757
                             =========  ===========  ========  ===========  =========  ===========  ========  ===========

                                               CLASS A                                        CLASS B
                             ---------------------------------------------  ---------------------------------------------
                                  YEAR ENDED              1/10/00 TO+            YEAR ENDED            3/21/00* TO
                                   12/31/01                12/31/00               12/31/01               12/31/00
                             ----------------------  ---------------------  ----------------------  ---------------------
                              SHARES      AMOUNT      SHARES     AMOUNT      SHARES      AMOUNT      SHARES     AMOUNT
                             ---------  -----------  --------  -----------  ---------  -----------  --------  -----------
TIME HORIZON 20 FUND
Sales of shares . . . . . .   246,574   $1,393,250    79,845   $  575,332    171,967   $1,000,637   104,820   $  755,002
Exchanged from
  associated Funds. . . . .   112,131      641,234    96,757      666,774     17,966      101,635     9,872       70,488
Shares issued in payment of
  dividends . . . . . . . .     2,748       15,167         -            -      1,229        6,660         -            -
Shares issued in payment of
  gain distributions. . . .    16,394       83,935       884        5,828      8,656       43,539       496        3,241
                             ---------  -----------  --------  -----------  ---------  -----------  --------  -----------
Total . . . . . . . . . . .   377,847    2,133,586   177,486    1,247,934    199,818    1,152,471   115,188      828,731
                             ---------  -----------  --------  -----------  ---------  -----------  --------  -----------
Shares repurchased. . . . .   (15,111)     (89,933)      (23)        (174)   (12,795)     (73,324)       (6)         (39)
Exchanged into
  associated Funds. . . . .   (34,970)    (194,957)      (14)        (104)   (35,351)    (173,559)        -            -
                             ---------  -----------  --------  -----------  ---------  -----------  --------  -----------
Total . . . . . . . . . . .   (50,081)    (284,890)      (37)        (278)   (48,146)    (246,883)       (6)         (39)
                             ---------  -----------  --------  -----------  ---------  -----------  --------  -----------
Increase. . . . . . . . . .   327,766   $1,848,696   177,449   $1,247,656    151,672   $  905,588   115,182   $  828,692
                             =========  ===========  ========  ===========  =========  ===========  ========  ===========

                                               CLASS C                                          CLASS D
                             ---------------------------------------------  ---------------------------------------------
                                  YEAR ENDED              1/18/00 * TO           YEAR ENDED            1/21/00 * TO
                                   12/31/01                12/31/00               12/31/01               12/31/00
                             ----------------------  ---------------------  ----------------------  ---------------------
                              SHARES      AMOUNT      SHARES     AMOUNT      SHARES      AMOUNT      SHARES     AMOUNT
                             ---------  -----------  --------  -----------  ---------  -----------  --------  -----------
TIME HORIZON 20 FUND
Sales of shares . . . . . .   722,334   $4,262,803   421,801   $2,961,559     55,738   $  327,520    61,575   $  451,039
Exchanged from
  associated Funds. . . . .    22,294      116,952    22,103      145,454     66,425      394,150    69,503      500,023
Shares issued in payment of
  dividends . . . . . . . .     5,860       31,762         -            -      1,031        5,590         -            -
Shares issued in payment of
  gain distributions. . . .    39,588      199,126     1,901       12,431      7,255       36,491       418        2,733
                             ---------  -----------  --------  -----------  ---------  -----------  --------  -----------
Total . . . . . . . . . . .   790,076    4,610,643   445,805    3,119,444    130,449      763,751   131,496      953,795
                             ---------  -----------  --------  -----------  ---------  -----------  --------  -----------
Shares repurchased. . . . .   (68,007)    (389,246)  (14,919)    (101,983)   (35,898)    (217,801)  (24,330)    (167,956)
Exchanged into
  associated Funds. . . . .   (49,798)    (310,264)   (5,320)     (31,972)    (8,830)     (48,213)        -            -
                             ---------  -----------  --------  -----------  ---------  -----------  --------  -----------
Total . . . . . . . . . . .  (117,805)    (699,510)  (20,239)    (133,955)   (44,728)    (266,014)  (24,330)    (167,956)
                             ---------  -----------  --------  -----------  ---------  -----------  --------  -----------
Increase. . . . . . . . . .   672,271   $3,911,133   425,566   $2,985,489     85,721   $  497,737   107,166   $  785,839
                             =========  ===========  ========  ===========  =========  ===========  ========  ===========

                                                CLASS A                                          CLASS B
                             ---------------------------------------------  ---------------------------------------------
                                   YEAR ENDED            1/10/00 TO+            YEAR ENDED              2/18/00* TO
                                    12/31/01               12/31/00              12/31/01                12/31/00
                             ----------------------  ---------------------  ----------------------  ---------------------
                              SHARES      AMOUNT      SHARES     AMOUNT      SHARES      AMOUNT      SHARES     AMOUNT
                             ---------  -----------  --------  -----------  ---------  -----------  --------  -----------
TIME HORIZON 10 FUND
Sales of shares . . . . . .   371,601   $2,201,305   134,070   $  974,214    412,698   $2,482,904   412,349   $2,979,014
Exchanged from
  associated Funds. . . . .    24,270      151,458    25,685      196,833     37,718      216,631    33,408      246,415
Shares issued in payment of
  dividends . . . . . . . .    11,284       62,173         -            -     11,155       61,017         -            -
Shares issued in payment of
  gain distributions. . . .    15,626       82,507     1,069        7,218     19,267      100,573     2,417       16,245
                             ---------  -----------  --------  -----------  ---------  -----------  --------  -----------
Total . . . . . . . . . . .   422,781    2,497,443   160,824    1,178,265    480,838    2,861,125   448,174    3,241,674
                             ---------  -----------  --------  -----------  ---------  -----------  --------  -----------
Shares repurchased. . . . .   (29,228)    (165,950)   (5,717)     (42,166)   (76,069)    (466,676)   (4,187)     (30,389)
Exchanged into
  associated Funds. . . . .    (7,861)     (42,788)   (1,090)      (7,741)   (66,730)    (364,124)   (6,427)     (43,522)
                             ---------  -----------  --------  -----------  ---------  -----------  --------  -----------
Total . . . . . . . . . . .   (37,089)    (208,738)   (6,807)     (49,907)  (142,799)    (830,800)  (10,614)     (73,911)
                             ---------  -----------  --------  -----------  ---------  -----------  --------  -----------
Increase. . . . . . . . . .   385,692   $2,288,705   154,017   $1,128,358    338,039   $2,030,325   437,560   $3,167,763
                             =========  ===========  ========  ===========  =========  ===========  ========  ===========

NOTES  TO  FINANCIAL  STATEMENTS


                                                 CLASS C                                         CLASS D
                              -----------------------------------------------  --------------------------------------------
                                     YEAR ENDED            3/6/00* TO              YEAR ENDED            2/15/00* TO
                                     12/31/01                12/31/00               12/31/01              12/31/00
                              ------------------------  ---------------------  ---------------------  ---------------------
                                SHARES       AMOUNT      SHARES     AMOUNT      SHARES     AMOUNT      SHARES     AMOUNT
                              ----------  ------------  --------  -----------  --------  -----------  --------  -----------
TIME HORIZON 10 FUND
Sales of shares. . . . . . .  1,125,916   $ 6,812,826   355,995   $2,544,912    79,850   $  490,235   119,782   $  886,979
Exchanged from
  associated Funds . . . . .     99,990       579,086         -            -    76,080      443,355    12,500       91,911
Shares issued in payment of
  dividends. . . . . . . . .     24,300       132,920         -            -     3,809       20,837         -            -
Shares issued in payment of
  gain distributions . . . .     43,020       224,563     1,777       11,944     6,946       36,258       949        6,379
                              ----------  ------------  --------  -----------  --------  -----------  --------  -----------
Total. . . . . . . . . . . .  1,293,226     7,749,395   357,772    2,556,856   166,685      990,685   133,231      985,269
                              ----------  ------------  --------  -----------  --------  -----------  --------  -----------
Shares repurchased . . . . .    (97,101)     (567,475)   (1,824)     (13,203)  (63,584)    (370,979)     (319)      (2,269)
Exchanged into
  associated Funds . . . . .   (110,863)     (583,632)        -            -   (11,574)     (66,493)   (4,771)     (32,544)
                              ----------  ------------  --------  -----------  --------  -----------  --------  -----------
Total. . . . . . . . . . . .   (207,964)   (1,151,107)   (1,824)     (13,203)  (75,158)    (437,472)   (5,090)     (34,813)
                              ----------  ------------  --------  -----------  --------  -----------  --------  -----------
Increase . . . . . . . . . .  1,085,262   $ 6,598,288   355,948   $2,543,653    91,527   $  553,213   128,141   $  950,456
                              ==========  ============  ========  ===========  ========  ===========  ========  ===========

                                                CLASS A                                           CLASS B
                              -----------------------------------------------  --------------------------------------------
                                     YEAR ENDED               1/10/00 TO+           YEAR ENDED             2/17/00* TO
                                      12/31/01                 12/31/00              12/31/01               12/31/00
                              ------------------------  ---------------------  ---------------------  ---------------------
                                SHARES       AMOUNT      SHARES     AMOUNT      SHARES     AMOUNT      SHARES     AMOUNT
                              ----------  ------------  --------  -----------  --------  -----------  --------  -----------
HARVESTER FUND
Sales of shares. . . . . . .    123,068   $   689,900   206,151   $1,396,851   322,180   $1,954,509   160,691   $1,090,136
Exchanged from
  associated Funds . . . . .     21,491       118,879     2,142       14,973    29,353      167,934     9,238       62,378
Shares issued in payment
  of dividends . . . . . . .      8,138        46,257     1,016        7,056    10,851       61,568       586        3,990
Shares issued in payment of
  gain distributions . . . .      3,159        16,304       123          817     4,486       22,661       130          871
                              ----------  ------------  --------  -----------  --------  -----------  --------  -----------
Total. . . . . . . . . . . .    155,856       871,340   209,432    1,419,697   366,870    2,206,672   170,645    1,157,375
                              ----------  ------------  --------  -----------  --------  -----------  --------  -----------
Shares repurchased . . . . .    (15,136)      (88,913)   (7,021)     (48,337)  (29,810)    (162,625)      (80)        (534)
Exchanged into
  associated Funds . . . . .          -             -    (1,658)     (11,502)  (42,104)    (220,823)        -            -
                              ----------  ------------  --------  -----------  --------  -----------  --------  -----------
Total. . . . . . . . . . . .    (15,136)      (88,913)   (8,679)     (59,839)  (71,914)    (383,448)      (80)        (534)
                              ----------  ------------  --------  -----------  --------  -----------  --------  -----------
Increase . . . . . . . . . .    140,720   $   782,427   200,753   $1,359,858   294,956   $1,823,224   170,565   $1,156,841
                              ==========  ============  ========  ===========  ========  ===========  ========  ===========

                                                    CLASS C                                      CLASS D
                              -----------------------------------------------  --------------------------------------------
                                    YEAR ENDED              1/18/00* TO            YEAR ENDED             2/29/00* TO
                                     12/31/01                 12/31/00              12/31/01               12/31/00
                              ------------------------  ---------------------  ---------------------  ---------------------
                                SHARES       AMOUNT      SHARES     AMOUNT      SHARES     AMOUNT      SHARES     AMOUNT
                              ----------  ------------  --------  -----------  --------  -----------  --------  -----------
HARVESTER FUND
Sales of shares. . . . . . .  1,254,525   $ 7,335,490   360,006   $2,545,287   209,568   $1,227,705    29,220   $  204,530
Exchanged from
  associated Funds . . . . .     19,118       107,097    57,955      420,459    21,574      120,396    11,635       84,382
Shares issued in payment
  of dividends . . . . . . .     29,218       163,654     4,328       29,974     3,914       21,250       323        2,252
Shares issued in payment of
  gain distributions . . . .     15,625        80,627       734        4,884     2,826       14,628        36          240
                              ----------  ------------  --------  -----------  --------  -----------  --------  -----------
Total. . . . . . . . . . . .  1,318,486     7,686,868   423,023    3,000,604   237,882    1,383,979    41,214      291,404
                              ----------  ------------  --------  -----------  --------  -----------  --------  -----------
Shares repurchased . . . . .   (141,997)     (776,648)   (7,028)     (49,188)   (8,434)     (46,564)  (22,639)    (158,695)
Exchanged into
  associated Funds . . . . .    (88,898)     (497,633)   (2,580)     (17,000)        -            -         -            -
                              ----------  ------------  --------  -----------  --------  -----------  --------  -----------
Total. . . . . . . . . . . .   (230,895)   (1,274,281)   (9,608)     (66,188)   (8,434)     (46,564)  (22,639)    (158,695)
                              ----------  ------------  --------  -----------  --------  -----------  --------  -----------
Increase . . . . . . . . . .  1,087,591   $ 6,412,587   413,415   $2,934,416   229,448   $1,337,415    18,575   $  132,709
                              ==========  ============  ========  ===========  ========  ===========  ========  ===========

----------------
+    Commencement  of  investment  operations.
*    Commencement  of  issuance  of  shares.

FINANCIAL  HIGHLIGHTS



     The tables below are intended to help you understand the financial performance of each Class of each Fund from its inception. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. Total return shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

                                                                    TIME HORIZON 30 FUND
                           -------------------------------------------------------------------------------------------------------
                                  CLASS A                   CLASS B                    CLASS C                    CLASS D
                           -----------------------  -------------------------  ------------------------  -------------------------
                              YEAR       1/10/00*      YEAR       4/24/00++       YEAR       2/8/00++       YEAR       2/14/00++
                             ENDED         TO*         ENDED        TO           ENDED         TO          ENDED         TO
                            12/31/01    12/31/00*    12/31/01     12/31/00      12/31/01    12/31/00      12/31/01     12/31/00
                           ----------  -----------  -----------  ------------  ----------  ------------  -----------  ------------
PER SHARE DATA:
NET ASSET VALUE,
  BEGINNING OF PERIOD . .  $    6.24   $     7.14   $     6.21   $      7.00   $    6.21   $      7.56   $     6.21   $      7.58

INCOME FROM INVESTMENT
  OPERATIONS:
Net investment loss . . .      (0.03)       (0.03)       (0.07)        (0.05)      (0.07)        (0.07)       (0.07)        (0.08)
Net realized and
 unrealized
  loss on investments . .      (0.46)       (0.84)       (0.47)        (0.71)      (0.47)        (1.25)       (0.47)        (1.26)
                           ----------  -----------  -----------  ------------  ----------  ------------  -----------  ------------
TOTAL FROM INVESTMENT
OPERATIONS. . . . . . . .      (0.49)       (0.87)       (0.54)        (0.76)      (0.54)        (1.32)       (0.54)        (1.34)
                           ----------  -----------  -----------  ------------  ----------  ------------  -----------  ------------
LESS DISTRIBUTIONS:
Distributions from net
  investment income . . .      (0.03)         ---        (0.03)          ---       (0.03)          ---        (0.03)          ---
Distributions from net
  realized capital gains.      (0.21)       (0.03)       (0.21)        (0.03)      (0.21)        (0.03)       (0.21)        (0.03)
                           ----------  -----------  -----------  ------------  ----------  ------------  -----------  ------------
TOTAL DISTRIBUTIONS . . .      (0.24)       (0.03)       (0.24)        (0.03)      (0.24)        (0.03)       (0.24)        (0.03)
                           ----------  -----------  -----------  ------------  ----------  ------------  -----------  ------------
NET ASSET VALUE,
  END OF PERIOD . . . . .  $    5.51   $     6.24   $     5.43   $      6.21   $    5.43   $      6.21   $     5.43   $      6.21
                           ==========  ===========  ===========  ============  ==========  ============  ===========  ============
TOTAL RETURN: . . . . . .     (7.47)%   (12.18)%oo      (8.32)%    (10.85)%oo     (8.32)%    (17.46)%oo      (8.32)%    (17.67)%oo

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
 period
  (000s omitted). . . . .  $   1,399   $      485   $      679   $       262   $   1,950   $     1,251   $      395   $       174
Ratio of expenses to
  average net assets. . .       0.51%      0.51%+         1.26%       1.26%+        1.26%       1.26%+         1.26%       1.26%+
Ratio of net investment loss
  to average net assets .     (0.49)%    (0.51)%+       (1.24)%     (1.26)%+      (1.24)%     (1.26)%+       (1.24)%     (1.26)%+
Portfolio turnover rate .        --         --             --          --            --          --             --          --
Without fee waiver and
  expense reimbursement:**
Ratio of expenses to
  average net assets. . .       3.70%     25.60%+         4.45%      14.14%+        4.45%      14.14%+         4.45%      14.14%+
Ratio of net investment loss
  to average net assets .     (3.68)%   (25.60)%+       (4.43)%    (14.14)%+      (4.43)%    (14.14)%+       (4.43)%    (14.14)%+

----------------
See footnotes on page 28.

FINANCIAL HIGHLIGHTS


                                                                   TIME HORIZON 20 FUND
                            -----------------------------------------------------------------------------------------------------
                                  CLASS A                   CLASS B                    CLASS C                    CLASS D
                            -----------------------  ------------------------  ------------------------  ------------------------
                               YEAR      1/10/00*       YEAR       3/21/00++     YEAR        1/18/00++      YEAR       1/21/00++
                               ENDED        TO*         ENDED         TO         ENDED          TO          ENDED         TO
                             12/31/01    12/31/00*    12/31/01     12/31/00     12/31/01     12/31/00     12/31/01     12/31/00
                            ----------  -----------  ----------  ------------  ----------  ------------  ----------  ------------
PER SHARE DATA:
NET ASSET VALUE,
  BEGINNING OF PERIOD. . .  $    6.47   $     7.14   $    6.41   $      7.93   $    6.41   $      7.28   $    6.41   $      7.31
                            ----------  -----------  ----------  ------------  ----------  ------------  ----------  ------------
INCOME FROM
 INVESTMENT
  OPERATIONS:
Net investment loss. . . .      (0.03)       (0.03)      (0.07)        (0.07)      (0.07)        (0.08)      (0.07)        (0.09)
Net realized and
 unrealized
  loss on investments. . .      (0.61)       (0.60)      (0.62)        (1.41)      (0.62)        (0.75)      (0.62)        (0.77)
                            ----------  -----------  ----------  ------------  ----------  ------------  ----------  ------------
TOTAL FROM INVESTMENT
  OPERATIONS . . . . . . .      (0.64)       (0.63)      (0.69)        (1.48)      (0.69)        (0.83)      (0.69)        (0.86)
                            ----------  -----------  ----------  ------------  ----------  ------------  ----------  ------------

LESS DISTRIBUTIONS:
Distributions from net
  investment income             (0.03)         ---       (0.03)          ---       (0.03)          ---       (0.03)          ---
Distributions from net
  realized capital gains .      (0.21)       (0.04)      (0.21)        (0.04)      (0.21)        (0.04)      (0.21)        (0.04)
                            ----------  -----------  ----------  ------------  ----------  ------------  ----------  ------------
TOTAL DISTRIBUTIONS. . . .      (0.24)       (0.04)      (0.24)        (0.04)      (0.24)        (0.04)      (0.24)        (0.04)
                            ----------  -----------  ----------  ------------  ----------  ------------  ----------  ------------
NET ASSET VALUE,
  END OF PERIOD. . . . . .  $    5.59   $     6.47   $    5.48   $      6.41   $    5.48   $      6.41   $    5.48   $      6.41
                            ==========  ===========  ==========  ============  ==========  ============  ==========  ============

TOTAL RETURN:. . . . . . .     (9.52)%   (8.83)%oo     (10.40)%   (18.67)%oo     (10.40)%   (11.41)%oo     (10.40)%   (11.77)%oo
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
 period
  (000s omitted) . . . . .  $   2,842   $    1,171   $   1,463   $       739   $   6,017   $     2,729   $   1,057   $       687
Ratio of expenses to
  average net assets . . .       0.51%      0.51%+        1.26%       1.26%+        1.26%       1.26%+        1.26%       1.26%+
Ratio of net investment loss
to average net assets. . .     (0.44)%    (0.51)%+      (1.19)%     (1.26)%+      (1.19)%     (1.26)%+      (1.19)%     (1.26)%+
Portfolio turnover rate           --          0.62%        --         0.62%o         --         0.62%o         --         0.62%o
Without fee waiver and
  expense reimbursement:**
Ratio of expenses to
  average net assets . . .       1.64%     11.84%+        2.39%       5.84%+        2.39%       5.84%+        2.39%       5.84%+
Ratio of net investment loss
  to average net assets. .     (1.57)%   (11.84)%+      (2.32)%     (5.84)%+      (2.32)%     (5.84)%+      (2.32)%     (5.84)%+
See footnotes on page 28.


----------------
See footnotes on page 28.

FINANCIAL HIGHLIGHTS



                                                                   TIME HORIZON 10 FUND
                            ----------------------------------------------------------------------------------------------------
                                  CLASS A                   CLASS B                    CLASS C                    CLASS D
                            -----------------------  -----------------------  ------------------------  ------------------------
                               YEAR      1/10/00*       YEAR      2/18/00++     YEAR        3/6/00++       YEAR      2/15/00++
                               ENDED       TO*          ENDED        TO         ENDED          TO          ENDED         TO
                             12/31/01    12/31/00*    12/31/01    12/31/00     12/31/01     12/31/00     12/31/01     12/31/00
                            ----------  -----------  ----------  -----------  ----------  ------------  ----------  ------------
PER SHARE DATA:
NET ASSET VALUE,
  BEGINNING OF PERIOD. . .  $    6.59   $     7.14   $    6.55   $     7.33   $    6.55   $      7.78   $    6.55   $      7.42
                            ----------  -----------  ----------  -----------  ----------  ------------  ----------  ------------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income. . .       0.10         0.10        0.05         0.04        0.05          0.04        0.05          0.04
Net realized and un
realized
  loss on investments. . .      (0.82)       (0.60)      (0.81)       (0.77)      (0.81)        (1.22)      (0.81)        (0.86)
                            ----------  -----------  ----------  -----------  ----------  ------------  ----------  ------------
TOTAL FROM INVESTMENT
  OPERATIONS . . . . . . .      (0.72)       (0.50)      (0.76)       (0.73)      (0.76)        (1.18)      (0.76)        (0.82)
                            ----------  -----------  ----------  -----------  ----------  ------------  ----------  ------------
LESS DISTRIBUTIONS:
Distributions from net
  investment income             (0.13)         ---       (0.10)         ---       (0.10)          ---       (0.10)          ---
Distributions from net
  realized capital gains .      (0.19)       (0.05)      (0.19)       (0.05)      (0.19)        (0.05)      (0.19)        (0.05)
                            ----------  -----------  ----------  -----------  ----------  ------------  ----------  ------------
TOTAL DISTRIBUTIONS. . . .      (0.32)       (0.05)      (0.29)       (0.05)      (0.29)        (0.05)      (0.29)        (0.05)
                            ----------  -----------  ----------  -----------  ----------  ------------  ----------  ------------
NET ASSET VALUE,
  END OF PERIOD. . . . . .  $    5.55   $     6.59   $    5.50   $     6.55   $    5.50   $      6.55   $    5.50   $      6.55
                            ==========  ===========  ==========  ===========  ==========  ============  ==========  ============

TOTAL RETURN:. . . . . . .    (10.69)%   (7.02)%oo     (11.38)%   (9.98)%oo     (11.38)%   (15.18)%oo     (11.38)%   (11.07)%oo
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000s omitted) . . . . .  $   3,014   $    1,037   $   4,270   $    2,865   $   7,933   $     2,331   $   1,209   $       839
Ratio of expenses to
  average net assets . . .       0.51%      0.51%+        1.26%      1.26%+        1.26%       1.26%+        1.26%       1.26%+
Ratio of net investment income
  to average net assets. .       1.64%      1.44%+        0.89%      0.69%+        0.89%       0.69%+        0.89%       0.69%+
Portfolio turnover rate          6.38%        --          6.38%        --          6.38%         --          6.38%         --
Without fee waiver and
  expense reimbursement:**
Ratio of expenses to
  average net assets . . .       1.27%      8.02%+        2.02%      4.36%+        2.02%       4.36%+        2.02%       4.36%+
Ratio of net investment income
  (loss) to average net. .       0.88%    (6.07)%+        0.13%    (2.41)%+        0.13%     (2.41)%+        0.13%       2.41%+
 assets

----------------
See footnotes on page 28.

FINANCIAL HIGHLIGHTS



                                                                    HARVESTER FUND
                            --------------------------------------------------------------------------------------------------
                                  CLASS A                   CLASS B                 CLASS C                  CLASS D
                            -----------------------  -----------------------  -----------------------  -----------------------
                               YEAR      1/10/00*       YEAR      2/17/00++      YEAR      1/18/00++      YEAR      2/29/00++
                               ENDED        TO*         ENDED        TO          ENDED        TO          ENDED        TO
                             12/31/01    12/31/00*    12/31/01    12/31/00     12/31/01    12/31/00     12/31/01    12/31/00
                            ----------  -----------  ----------  -----------  ----------  -----------  ----------  -----------
PER SHARE DATA:
NET ASSET VALUE,
  BEGINNING OF PERIOD. . .  $    6.56   $     7.14   $    6.54   $     7.16   $    6.54   $     7.16   $    6.54   $     7.21
                            ----------  -----------  ----------  -----------  ----------  -----------  ----------  -----------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income. . .       0.20         0.23        0.16         0.16        0.15         0.18        0.15         0.16
Net realized and unrealized
  loss on investments. . .      (1.15)       (0.57)      (1.15)       (0.61)      (1.14)       (0.61)      (1.14)       (0.66)
                            ----------  -----------  ----------  -----------  ----------  -----------  ----------  -----------
TOTAL FROM INVESTMENT
  OPERATIONS . . . . . . .      (0.95)       (0.34)      (0.99)       (0.45)      (0.99)       (0.43)      (0.99)       (0.50)
                            ----------  -----------  ----------  -----------  ----------  -----------  ----------  -----------
LESS DISTRIBUTIONS:
Distributions from net
  investment income. . . .      (0.24)       (0.23)      (0.18)       (0.16)      (0.18)       (0.18)      (0.18)       (0.16)
Distributions from net
  realized capital gains..      (0.06)       (0.01)      (0.06)       (0.01)      (0.06)       (0.01)      (0.06)       (0.01)
                            ----------  -----------  ----------  -----------  ----------  -----------  ----------  -----------
TOTAL DISTRIBUTIONS. . . .      (0.30)       (0.24)      (0.24)       (0.17)      (0.24)       (0.19)      (0.24)       (0.17)
                            ----------  -----------  ----------  -----------  ----------  -----------  ----------  -----------
NET ASSET VALUE,
  END OF PERIOD. . . . . .  $    5.31   $     6.56   $    5.31   $     6.54   $    5.31   $     6.54   $    5.31   $     6.54
                            ==========  ===========  ==========  ===========  ==========  ===========  ==========  ===========

TOTAL RETURN:. . . . . . .    (14.64)%   (4.99)%oo     (15.18)%   (6.11)%oo     (15.18)%   (6.02)%oo     (15.18)%   (7.19)%oo
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000s omitted) . . . . .  $   1,830   $    1,339   $   2,470   $    1,115   $   7,965   $    2,704   $   1,316   $      122
Ratio of expenses to
  average net assets . . .       0.51%      0.51%+        1.26%      1.26%+        1.26%      1.26%+        1.26%      1.26%+
Ratio of net investment income
  to average net assets. .       3.47%      3.38%+        2.72%      2.63%+        2.72%      2.63%+        2.72%      2.63%+
Portfolio turnover rate. .      12.80%      9.14%        12.80%      9.14%o       12.80%      9.14%o       12.80%      9.14%o
Without fee waiver and
  expense reimbursement:**
Ratio of expenses to
  average net assets . . .       1.36%     12.49%+        2.11%      6.04%+        2.11%      6.04%+        2.11%      6.04%+
Ratio of net investment income
  (loss) to average net. .       2.61%    (8.60)%+        1.86%    (2.15)%+        1.86%    (2.15)%+        1.86%    (2.15)%+
 assets.

---------------
*    Commencement of investment operations.
**   The Manager, at its discretion, reimbursed certain expenses and waived management fees for the periods presented.
+    In computing the ratios of expenses and net investment income to average net assets, income and expenses other than organization expenses are annualized. Organization expenses are not annualized because they were a  one-time expense incurred at the Series commencement of investment  operations.
++   Commencement of issuance of shares.
o    For the period 1/10/00 to 12/31/00.
oo   The total returns shown for each Class of shares from commencement of investment operations/issuance of shares to 12/31/00, are calculated from the later of the respective Funds commencement of investment operations date (1/10/00) or the initial issuance date of shares of the Class. The total returns for Class A shares were calculated from the commencement of investment operations date. Class B, C, and D shares of the Fund were offered to the public on the commencement of investment operations date, but were first issued on the respective dates shown in the table. If sharesof each Class had been issued on the commencement of investment operations date, the total returns for each Class would have been as follows:

         TIME HORIZON 30 FUND   TIME HORIZON 20 FUND   TIME HORIZON 10 FUND    HARVESTER FUND
         ---------------------  ---------------------  ---------------------  -----------------
         Class A     (12.18)%   Class A      (8.83)%   Class A      (7.02)%   Class A   (4.99)%
         Class B     (12.53)    Class B      (9.46)    Class B      (7.78)    Class B   (5.87)
         Class C     (12.77)    Class C      (9.69)    Class C      (7.64)    Class C   (5.98)
         Class D     (12.76)    Class D      (9.68)    Class C      (7.90)    Class D   (5.97)

     These  total  returns  have  been  computed  from the commencement of investment operations  date  and  incorporate  the total  return  of Class A shares of the Fund  from  the  commencement  of investment operations date through the initial issuance  dates  of  each  of  the  other classes of shares, adjusted to reflect the higher expenses associated with the
     Administration, Shareholder Services and Distribution  Plan  for  those  classes  that  would  have  been  incurred  had they first  been  issued  on  the  commencement  of investment operations date.
See  Notes  to  Financial  Statements.

REPORT  OF  INDEPENDENT  AUDITORS



THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN TIME HORIZON/HARVESTER SERIES, INC.:

We have audited the accompanying statements of assets and liabilities of Seligman Time Horizon/Harvester Series, Inc. (comprising, respectively, Time Horizon 30 Fund, Time Horizon 20 Fund, Time Horizon 10 Fund, and Harvester
Fund), including the portfolios of investments, as of December 31, 2001, and the related statements of operations and of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Series management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the Series custodian and shareholder service agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting Seligman Time Horizon/Harvester Series, Inc. as of December 31, 2001, and the results of their operations, the changes in their net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE  &  TOUCHE  LLP
New  York,  New  York
February  15,  2002

FEDERAL  TAX  STATUS  OF  2001
GAIN  DISTRIBUTIONS  FOR  TAXABLE  ACCOUNTS


Seligman Time Horizon 30, Seligman Time Horizon 20, Seligman Time Horizon 10 and Seligman Harvester Funds distributed long-term capital gain per share of $0.210, $0.212, $0.190 and $0.061, respectively, representing net capital gains realized from November 1, 2000, through December 31, 2000, on October 19, 2001 to Class A, B, C, and D shareholders, except in the case of Seligman Harvester Fund, which paid on October 17, 2001 to Class A, B, C, and D shareholders.

The long-term capital gain distribution is designated a capital gain dividend for federal income tax purposes and is taxable to shareholders in 2001 as a long-term gain from the sale of capital assets, no matter how long shares have been owned, or whether the distribution was received in shares or in cash. However, if shares on which a capital gain distribution was received are subsequently sold, and such shares have been held for six months or less, any loss on the sale would be treated as long-term to the extent that it offsets the long-term gain distribution.

If the distributions were received in shares, the per share cost basis for federal income tax purposes is as follows:

                                    CLASS  A  CLASS  B  CLASS  C  CLASS  D
                                    --------  --------  --------  --------
Seligman Time Horizon 30 Fund . . . $   5.00  $   4.94  $   4.94  $   4.94
Seligman Time Horizon 20 Fund . . .     5.12      5.03      5.03      5.03
Seligman Time Horizon 10 Fund . . .     5.28      5.22      5.22      5.22
Seligman Harvester Fund . . . . . .     5.18      5.18      5.18      5.18

A 2001 year-end statement of account activity and a 2001 tax package, which may include a Form 1099-DIV, Form 1099-B, and/or a Cost Basis Statement, have been mailed to each shareholder. Form 1099-DIV shows the distributions paid to the shareholder during the year. Form 1099-B shows the proceeds of any redemptions paid to the shareholder during the year. Cost Basis Statements report all sales or exchanges from a shareholders account which may have resulted in a capital gain or loss in 2001. The information shown on forms 1099-DIV and 1099-B is reported to the Internal Revenue Service as required by Federal regulations.


FOR  MORE  INFORMATION

MANAGER
J. & W. Seligman & Co. Incorporated
100 Park  Avenue
New York,  NY  10017

GENERAL  COUNSEL
Sullivan  &  Cromwell

INDEPENDENT  AUDITORS
Deloitte  &  Touche  LLP

GENERAL  DISTRIBUTOR
Seligman  Advisors,  Inc.
100  Park  Avenue
New  York,  NY  10017

SHAREHOLDER  SERVICE  AGENT
Seligman  Data  Corp.
100  Park  Avenue
New  York,  NY  10017

IMPORTANT TELEPHONE NUMBERS
(800) 221-2450  Shareholder Services

(800) 445-1777  Retirement Plan Services

(212) 682-7600  Outside the United States

(800) 622-4597  24-Hour Automated Telephone Access Service

DIRECTORS  AND  OFFICERS  OF  THE  FUND

Information pertaining to the Directors and Officers of Seligman Time Horizon/Harvester Series is set forth below.

INDEPENDENT  DIRECTORS

                                                                                                                 OTHER
                                                                                                                 DIRECTORSHIPS
                                                                                                  NUMBER OF      HELD BY
                   TERM OF                                                                        PORTFOLIOS IN  DIRECTOR NOT
                   OFFICE AND                                                                     FUND           DISCLOSED
NAME, (AGE),       LENGTH OF                                                                      COMPLEX        UNDER
POSITION(S) HELD   TIME          PRINCIPAL OCCUPATION(S) DURING                                   OVERSEEN BY    PRINCIPAL
WITH FUND o        SERVED#       PAST FIVE YEARS AND OTHER INFORMATION                            DIRECTOR       OCCUPATIONS
--------------------------------------------------------------------------------------------------------------------------------
JOHN R.            1999 to Date  Dean Emeritus, Fletcher School of Law and Diplomacy                   61            None
GALVIN (72)2,4                   Tufts University; Director or Trustee, the Seligman
Director                         Chairman Emeritus, American Council on Germany; Governor of the
                                 Group of investment companies+; Chairman Emeritus,
                                 American Council on Germany; Governor of the Center for
                                 Creative Leadership; Director, Raytheon Co., defense
                                 and commercial electronics; National Defense
                                 University; and the Institute for Defense Analyses.
                                 Formerly, Director, USLIFE Corporation, life insurance;
                                 Ambassador, U.S. State Department for negotiations in
                                 Bosnia; Distinguished Policy Analyst at Ohio State
                                 University and Olin Distinguished Professor of National
                                 Security Studies at the United States Military Academy.
                                 From June 1987 to June 1992, he was the Supreme Allied
                                 Commander, Europe and the Commander-in-Chief, United
                                 States European Command.
--------------------------------------------------------------------------------------------------------------------------------
ALICE S.           1999 to Date  President Emeritus, Sarah Lawrence College; Director or               61            None
ILCHMAN (66)3,4                  Trustee, the  Seligman Group of investment companies+ Trustee,
Director                         the Committee for Economic Development; Chairman, The
                                 Rockefeller Foundation, charitable foundation; and
                                 Director, Public Broadcasting Service (PBS). Formerly,
                                 Trustee, The Markle Foundation, philanthropic
                                 organization; and Director, New York Telephone Company;
                                 and International Research and Exchange Board,
                                 intellectual exchanges.
--------------------------------------------------------------------------------------------------------------------------------
FRANK A.           1999 to Date  Retired Chairman of the Board and Chief Executive Officer of          61            None
MCPHERSON (68)3,4                Kerr McGee Corporation, diversified energy company; Director or
Director                         Trustee, the Seligman Group of investment companies+; Director,
                                 Kimberly-Clark Corporation, consumer products; Conoco
                                 Inc, oil exploration and production; Bank of Oklahoma
                                 Holding Company; Baptist Medical Center; Oklahoma
                                 Chapter of the Nature Conservancy; Oklahoma Medical
                                 Research Foundation; National Boys and Girls Clubs of
                                 America; and Oklahoma Foundation for Excellence in
                                 Education. Formerly, Chairman, Oklahoma City Public
                                 Schools Foundation; and Director, Federal Reserve
                                 System's Kansas City Reserve Bank, the Oklahoma City
                                 Chamber of Commerce, and Member of the Business
                                 Roundtable.
--------------------------------------------------------------------------------------------------------------------------------
JOHN E.            1999 to Date  Retired Chairman and Senior Partner, Sullivan &                       61            None
MEROW (72)2,4                    Cromwell, law firm; Director or Trustee, the Seligman
Director                         Group of investment companies+; Director, Commonwealth
                                 Industries, Inc., manufacturers of aluminum sheet
                                 products; the Foreign Policy Association; Municipal Art
                                 Society of New York; the U.S. Council for International
                                 Business; and Vice Chairman, New York-Presbyterian
                                 Healthcare System, Inc.; Life Trustee, New
                                 York-Presbyterian Hospital; and Member of the American
                                 Law Institute and Council on Foreign Relations.
--------------------------------------------------------------------------------------------------------------------------------
BETSY S.           1999 to Date  Attorney; Director or Trustee, the Seligman Group of                  61            None
MICHEL (59)2,4                   investment companies+; Trustee, The Geraldine R. Dodge
Director                         Foundation, charitable foundation; and World Learning,
                                 Inc. Formerly, Chairman of the Board of Trustees of St.
                                 George's School (Newport, RI); and Director, the
                                 National Association of Independent Schools
                                 (Washington, DC).
--------------------------------------------------------------------------------------------------------------------------------

----------------
See footnotes  on page 34.

DIRECTORS  AND  OFFICERS  OF  THE  FUND

Information pertaining to the Directors and Officers of Seligman Time Horizon/Harvester Series is set forth below.


INDEPENDENT  DIRECTORS (continued)


                                                                                                                 OTHER
                                                                                                                 DIRECTORSHIPS
                                                                                                  NUMBER OF      HELD BY
                   TERM OF                                                                        PORTFOLIOS IN  DIRECTOR NOT
                   OFFICE AND                                                                     FUND           DISCLOSED
NAME, (AGE),       LENGTH OF                                                                      COMPLEX        UNDER
POSITION(S) HELD   TIME          PRINCIPAL OCCUPATION(S) DURING                                   OVERSEEN BY    PRINCIPAL
WITH FUND o        SERVED#       PAST FIVE YEARS AND OTHER INFORMATION                            DIRECTOR       OCCUPATIONS
--------------------------------------------------------------------------------------------------------------------------------
JAMES C.           1999 to Date  Retired Partner, Pitney, Hardin, Kipp & Szuch, law firm;               61             None
PITNEY (75)3,4                   Director or  Trustee, the Seligman Group of investment
Director                         companies+. Formerly,  Director, Public Service Enterprise
                                 Group, public utility.
--------------------------------------------------------------------------------------------------------------------------------
LEROY C.           2000 to Date  Chairman and Chief Executive Officer, Q Standards Worldwide,           60             None
RICHIE (60)2,4                   Inc., library of technical standards; Director or Trustee, the
Director                         Seligman Group of investment companies (except Seligman Cash
                                 Management Fund, Inc.)+; Director, Kerr-McGee
                                 Corporation, diversified energy company; and Infinity,
                                 Inc., oil and gas services and exploration; Chairman,
                                 Highland Park Michigan Economic Development Corp;
                                 Trustee, New York University Law Center Foundation and
                                 Vice Chairman, Detroit Medical Center. Formerly,
                                 Chairman and Chief Executive Officer, Capital Coating
                                 Technologies, Inc., applied coating technologies; Vice
                                 President and General Counsel, Automotive Legal
                                 Affairs, Chrysler Corporation.
--------------------------------------------------------------------------------------------------------------------------------
JAMES Q.           1999 to Date  Director or Trustee, the Seligman Group of investment                  61             None
RIORDAN (74)3,4                  companies+; Director or Trustee, The Houston Exploration
Director                         Company, oil exploration; The Brooklyn Museum, KeySpan
                                 Corporation, diversified energy and electric company;
                                 and the Committee for Economic Development. Formerly,
                                 Co-Chairman of the Policy Council of the Tax
                                 Foundation; Director, Tesoro Petroleum Companies, Inc.
                                 and Dow Jones & Company, Inc., a business and financial
                                 news company; Director and President, Bekaert
                                 Corporation, high-grade steel cord, wire and fencing
                                 products company; Vice Chairman, Exxon Mobil
                                 Corporation, petroleum and petrochemicals company; and
                                 Director, Public Broadcasting Service (PBS).
--------------------------------------------------------------------------------------------------------------------------------
ROBERT L.          1999 to Date  Retired Vice President, Pfizer Inc., pharmaceuticals; Director         61             None
SHAFER (69)3,4                   or Trustee, the Seligman Group of investment companies+.
Director                         Formerly, Director, USLIFE Corporation, life insurance.
--------------------------------------------------------------------------------------------------------------------------------
JAMES N.           1999 to Date  Retired Executive Vice President and Chief Operating Officer,          61             None
WHITSON (66)2,4                  Sammons Enterprises, Inc., a diversified holding company;
Director                         Director or Trustee, the Seligman Group of investment
                                 companies+; Director, C-SPAN, cable television, and CommScope,
                                 Inc., manufacturer of coaxial cables.
--------------------------------------------------------------------------------------------------------------------------------

----------------
See footnotes  on page 34.

DIRECTORS  AND  OFFICERS  OF  THE  FUND

Information pertaining to the Directors and Officers of Seligman Time Horizon/Harvester Series is set forth below.

INTERESTED DIRECTORS AND PRINCIPAL OFFICERS

                                                                                                                      OTHER
                                                                                                                      DIRECTORSHIPS
                                                                                                       NUMBER OF      HELD BY
                        TERM OF                                                                        PORTFOLIOS IN  DIRECTOR NOT
                        OFFICE AND                                                                     FUND           DISCLOSED
NAME, (AGE),            LENGTH OF                                                                      COMPLEX        UNDER
POSITION(S) HELD        TIME          PRINCIPAL OCCUPATION(S) DURING                                   OVERSEEN BY    PRINCIPAL
WITH FUND o             SERVED#       PAST FIVE YEARS AND OTHER INFORMATION                            DIRECTOR       OCCUPATIONS
-----------------------------------------------------------------------------------------------------------------------------------
WILLIAM C.              1999 to Date  Chairman, J. & W. Seligman & Co. Incorporated, Chairman and            61         None
MORRIS (63)*1                         Chief Executive Officer of the Seligman Group of investment
Director, Chairman of                 companies+; Chairman, Seligman Advisors, Inc., Seligman
the Board and Chief                   Services, Inc., and Carbo Ceramics Inc., ceramic proppants for
Executive Officer                     oil and gas industry; and Director, Seligman Data Corp.,
                                      Kerr-McGee Corporation, diversified energy company.
                                      Formerly, Director, Daniel Industries Inc.,
                                      manufacturer of oil and gas metering equipment.
-----------------------------------------------------------------------------------------------------------------------------------
BRIAN T. ZINO (49)*1    1999 to Date  Director and President, J. & W. Seligman & Co. Incorporated;           61         None
Director                              President of twenty-one investment companies in the Seligman
and President                         Group of investment companies and Director or Trustee of the
                                      Seligman Group of investment companies+, Seligman
                                      Advisors, Inc., and Seligman Services, Inc.; Chairman,
                                      Seligman Data Corp.; Member of the Board of Governors
                                      of the Investment Company Institute; and Vice Chairman,
                                      ICI Mutual Insurance Company.
-----------------------------------------------------------------------------------------------------------------------------------
CHARLES W.              1999 to Date  Managing Director of J. & W. Seligman & Co. Incorporated and          N/A          N/A
KADLEC (56)                           Chief Investment Strategist for Seligman Advisors, Inc. Mr.
Vice President and                    Kadlec is the architect of several investment strategies, chief
Portfolio Manager                     among them Seligman Time Horizon Matrix, which is based on an investor's time horizon to reaching goals, and
                                      Harvesting a Lifetime of Savings, a strategy addressing
                                      the unique concerns facing retirees.
-----------------------------------------------------------------------------------------------------------------------------------
THOMAS G.               2000 to Date  Senior Vice President, Finance, J. & W. Seligman & Co.                N/A          N/A
ROSE (44)                             Incorporated, Seligman Advisors, Inc., and Seligman Data
Vice President                        Corp.; Vice President, the Seligman Group of investment
                                      companies+, Seligman Services, Inc. and Seligman
                                      International, Inc. Formerly, Treasurer, the Seligman
                                      Group of investment companies and Seligman Data Corp.
-----------------------------------------------------------------------------------------------------------------------------------
LAWRENCE P.             VP: 1999 to   Senior Vice President and Treasurer, Investment Companies,            N/A         N/A
VOGEL (45)              Date          J. & W. Seligman & Co. Incorporated; Vice President and
Vice President and      Treas: 2000   Treasurer, the Seligman Group of investment companies+;
Treasurer               to Date       Treasurer, Seligman Data Corp. Formerly, Senior Vice President,
                                      Finance, J. & W. Seligman & Co. Incorporated, Seligman
                                      Advisors, Inc. and Seligman Data Corp.; Vice President,
                                      Seligman Services, Inc. and Treasurer, Seligman
                                      International, Inc. and Seligman Henderson Co.
-----------------------------------------------------------------------------------------------------------------------------------
FRANK J. NASTA (37)     1999 to Date  General Counsel, Senior Vice President, Law and Regulation            N/A         N/A
Secretary                             and Corporate Secretary, J. & W. Seligman & Co. Incorporated;
                                      Secretary, the Seligman Group of investment companies+,
                                      Seligman Advisors, Inc., Seligman Services, Inc.,
                                      Seligman International, Inc. and Seligman Data Corp.
                                      Formerly, Corporate Secretary, Seligman Henderson Co.
-----------------------------------------------------------------------------------------------------------------------------------

----------------
See footnotes  on page 34.

DIRECTORS AND OFFICERS OF THE FUND

Information pertaining to the Directors and Officers of Seligman Time Horizon/Harvester Series is set forth below.



The Funds Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

----------------
o The address for each of the directors and officers is 100 Park Avenue, New York, NY 10017, 8th floor.
# Each director serves for an indefinite term, until the election and qualification of his successor or until his earlier death, resignation or removal. Each officer is elected annually by the Board of Directors.
+ The Seligman Group of investment companies consists of twenty-three registered investment companies.
* Mr. Morris and Mr. Zino are considered interested persons of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:  1  Executive  Committee
         2  Audit  Committee
         3  Director  Nominating  Committee
         4  Board  Operations  Committee

GLOSSARY OF FINANCIAL TERMS



CAPITAL GAIN DISTRIBUTION - A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION - An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING - The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

DIVIDEND - A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD - A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO - The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE - The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE - The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES - Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) - A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE - The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE - The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER - A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS - The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD - SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION - The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION - A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN - A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

WASH SALE - A sale of securities in which a taxpayer has acquired substantially identical securities within a period beginning thirty days before and ending thirty days after the date of the sale (a sixty-one day period). A loss resulting from such a sales is not currently deductible for federal income tax purposes, but a gain is taxable.

YIELD ON SECURITIES - For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

----------------
Adapted from the Investment Company Institute's 2001 Mutual Fund Fact Book and the AICPA Audit and Accounting Guide: Audits of Investment Companies dated May 1, 2001.

                            SELIGMAN ADVISORS, INC.
                                an affiliate of

                                [GRAPHIC OMITTED]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED

                                ESTABLISHED 1864

                      100 Park Avenue, New York, NY 10017

                                www.seligman.com



This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Time Horizon/Harvester Series, Inc., which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.